SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WORKHORSE GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Workhorse Group Inc.

2020

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

August 10, 2020

at 10:00 a.m. Eastern Time

100 Commerce Drive
Loveland, Ohio 45140

Workhorse Group Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 21, 2020

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Workhorse Group Inc. (“Workhorse” or the “Company”) will be held on September 21, 2020, at 10:00 a.m. Eastern Time, to consider the below proposals.  Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the Annual Meeting will be held in a virtual meeting format at www.virtualshareholdermeeting.com/WKHS2020.

(1)	To elect the eight director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)

To approve, for purposes of NASDAQ Listing Rule 5635(d), the issuance of the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of the Note issued pursuant to the Securities Purchase Agreement, dated June 30, 2020, by and between the Company and HT Investments MA LLC, and (B) delivery of shares of common stock in lieu of cash payments of interest and principal on the Note;

(3)	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020; and

(4)	To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTE AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” each of the director nominees under Proposal 1 and “FOR” Proposals 2 and 3. A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience or vote via the Internet as instructed herein to ensure that your shares will be represented. You may wish to provide your response electronically through the Internet by following the instructions set out on the enclosed Proxy Card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

To be admitted to the Annual Meeting at https: www.virtualshareholdermeeting.com/WKHS2020 you must have your control number available and follow the instructions found on your proxy card or voting instruction form. You may vote during the Annual Meeting but suggest you vote beforehand by following the instructions available on the meeting website during the meeting. Please allow sufficient time before the Annual Meeting to complete the online check-in process. Your vote is very important.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released or mailed on or about August 10, 2020, to all shareholders entitled to vote at the Annual Meeting. In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each record shareholder, we may furnish proxy materials by providing internet access to those documents. The Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held [*], 2020. In addition to the copies you have received, the Proxy Statement and our 2019 Annual Report on Form 10-K to Stockholders are available at: https://www.proxyvote.com.

By Order of the Board of Directors

/s/ Raymond Chess
Raymond Chess
Chairman of the Board of Directors

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

Workhorse Group Inc.
100 Commerce Drive

Loveland, Ohio 45140

(513) 297-3640

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Workhorse Group Inc. (“Workhorse” or the “Company”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) which will be held on September 21, 2020, at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about August 10, 2020. This year’s annual meeting of shareholders will be held as a virtual meeting. Shareholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the annual meeting online via a live webcast by visiting www.virtualshareholdermeeting.com/WKHS2020. In addition to voting by submitting your proxy prior to the annual meeting, you also will be able to vote your shares electronically during the annual meeting.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Chief Financial Officer of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this Proxy Statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on July 29, 2020, will be entitled to receive notice of, attend and vote at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Company has furnished these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting of Stockholders to be held on September 21, 2020, at 10:00 a.m. local time. This year’s annual meeting of shareholders will be held as a virtual meeting. Shareholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the annual meeting online via a live webcast by visiting www.virtualshareholdermeeting.com/WKHS2020.  These materials have also been made available to you on the Internet. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about August 10, 2020 to all stockholders of record entitled to vote at the Annual Meeting.

Notice of Internet Availability (Notice and Access)

Instead of mailing a printed copy of our proxy materials to each shareholder, we are furnishing proxy materials via the Internet. This reduces both the costs and the environmental impact of sending our proxy materials to our shareholders. If you received a “Notice of Internet Availability,” you will not receive a printed copy of the proxy materials unless you specifically request a printed copy. The Notice of Internet Availability will instruct you how to access and review all of the important information contained in the proxy materials. The Notice of Internet Availability also instructs you how to submit your proxy on the Internet and how to vote by telephone.

If you would like to receive a printed or emailed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability. In addition, if you received paper copies of our proxy materials and wish to receive all future proxy materials, proxy cards and annual reports electronically, please follow the electronic delivery instructions on www.proxyvote.com. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and environmental impact of our annual shareholder meetings.

The Notice of Internet Availability is first being sent to shareholders on or about August 10, 2020. Also on or about August 10, 2020, we will first make available to our shareholders this Proxy Statement and the form of proxy relating to the 2020 Annual Meeting filed with the SEC on August 10, 2020.

What is included in these materials?

These materials include:

●	this Proxy Statement for the Annual Meeting; and

●	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

What is the proxy card?

The proxy card enables you to appoint Duane Hughes, our Chief Executive Officer, and Steve Schrader, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of eight persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified; (ii) issuance of additional shares of common stock in respect of the Notes pursuant to the Purchase Agreement, and (iii) ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020. In addition, management will report on the performance of the Company during fiscal year 2019 and respond to questions from stockholders.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there were 109,095,528 shares of Workhorse common stock issued and outstanding. Thus, the presence of the holders of common stock representing at least 54,547,765 votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

●	view the Company’s proxy materials for the Annual Meeting on the Internet;

●	request hard copies of the materials; and

●	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholder of Record

If on July 29, 2020, your shares were registered directly in your name with our transfer agent, Empire Stock Transfer, Inc., you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on July 29, 2020, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting & Proxy statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

●	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

●	Online at the Meeting. You can vote at the meeting at www.virtualshareholdermeeting.com/WKHS2020.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

●	Online at the Meeting. You can vote at the meeting at www.virtualshareholdermeeting.com/WKHS2020.

What are abstentions and broker non-votes?

While the inspector of elections will treat shares represented by proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers (see What happens if I do not give specific voting instructions). As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

●	indicate when voting on the Internet that you wish to vote as recommended by the Board of Directors, or

●	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but not on non-routine matters. Under New York Stock Exchange (“NYSE”) rules, if your shares are held by a member organization, as that term is defined under NYSE rules, responsibility for making a final determination as to whether a specific proposal constitutes a routine or non-routine matter rests with that organization, or third parties acting on its behalf.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

●	for election of the eight director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

●

for approval, for the purposes of NASDAQ Listing Rule 5635(D), of the issuance of the maximum number of shares of our Common Stock in connection with the Purchase Agreement (as defined herein) between the Company and HT Investment MA LLC, dated June 30, 2020; and

●	for ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are proxy materials delivered to households?

Only one copy of the Company’s Notice of Internet Availability, Annual Report on Form 10-K for the fiscal year ending December 31, 2019 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company’s Notice of Internet Availability, Annual Report on Form 10-K for the fiscal year ending December 31, 2019 and this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report on Form 10-K and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report on Form 10-K and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Workhorse Group Inc., 100 Commerce Drive, Loveland, Ohio 45140; Attention: Chief Financial Officer.

Interest of Officers and Directors in matters to be acted upon

Except for the election to our Board of the eight nominees, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

Name of Beneficial Owner (1)		Common Stock Beneficially Owned	Percentage of Common stock (2)
Joseph T. Lukens	(3)	6,123,851	5.8%
Arosa Opportunistic Fund, L.P.	(4)	5,968,706	5.5%
Seaport Global Asset Management, LLC	(5)	5,280,690	4.8%
Benjamin Samuels †	(6)	2,160,083	2.1%
Duane Hughes †	(7)	1,741,589	1.6%
Stephen Fleming †	(8)	655,171	*
Anthony Furey †	(9)	386,523	*
Robert Willison †	(10)	309,508	*
Gerald Budde †	(11)	274,047	*
Steve Schrader †	(12)	179,950	*
Raymond Chess †	(13)	177,243	*
Harry DeMott †	(14)	136,355	*
Michael Clark †	(15)	116,355	*
Pamela Mader †	(16)	11,939	*
Jacqueline Dedo †	(17)	11,939	*
All officers and directors as a group (13 people)		6,290,608	5.9%

*	Less than one percent.
†	Executive officer and/or director.

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Workhorse Group Inc., 100 Commerce Drive, Loveland, Ohio 45140.

(2)	Applicable percentage ownership is based on 104,595,365 shares of common stock outstanding as of July 20, 2020. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of July 20, 2020 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Represents (i) 4,002,422 shares of common stock held by Mr. Lukens fund, the New Era Capital Fund; (ii) 1,500,000 shares of common stock held by Mr. Lukens; (iii) 25,000 shares of common stock held by the Joseph T Lukens, Jr. and Gerald Budde, Co-Trustee of the Joseph T. Lukens, Jr. Irrevocable Trust for Nathan J. Lukens U/T/A Dated 2/23/2016; (iv) 25,000 shares of common stock held by the Joseph T Lukens, Jr. and Gerald Budde, Co-Trustee of the Joseph T. Lukens, Jr. Irrevocable Trust for Roman E. Lukens U/T/A Dated 2/23/2016; and (vi) a common stock purchase warrant to acquire 571,429 shares of common stock at $5.28 per share.

(4)	Represents (i) a common stock warrant to purchase 2,260,050 shares of common stock at $1.62 per share; (ii) a common stock warrant to purchase 894,821 shares of common stock at $1.25 per share; and (iii) 2,813,835 shares of common stock. Pursuant to the warrants, Arosa may not exercise such warrant if such exercise would result in Arosa beneficially owning in excess of 9.99% of our then issued and outstanding common stock. The shares, including the shares of common stock issuable upon exercise of the Warrants, are held by Arosa Opportunistic Fund LP, a Cayman Islands exempted limited partnership (“Arosa Opportunistic Fund”). Arosa Capital Management LP, a Delaware limited partnership (“Arosa Capital”), serves as the registered investment adviser of Arosa Opportunistic Fund, and Till Bechtolsheimer (“Mr. Bechtolsheimer”), the managing member of the general partner of Arosa Opportunistic Fund and Chief Executive Officer of Arosa Capital, may be deemed to beneficially own the shares reported herein. The business address of Arosa is 55 Hudson Yards, Suite 2800, NY, NY 10036.

(5)	Represents (i) 723,180 shares of common stock held by Seaport Global Asset Management, LLC; (ii) a common stock warrant to purchase 2,391,910 shares of common stock at $1.62 per share held by Seaport Global Asset Management EV LLC; (iii) a common stock warrant to purchase 1,200,000 shares of common stock at $1.62 per share held by the Armory Fund, LLP: and (iv) a common stock warrant to purchase 965,600 shares of common stock at $1.62 per share held by AMFCO-4, LLC. Pursuant to the warrants, Seaport may not exercise such warrant if such exercise would result in Seaport beneficially owning in excess of 9.99% of our then issued and outstanding common stock. Seaport Global Asset Management, LLC (“SGAM”) is the manager of Seaport Global Asset Management EV LLC, Armory Fund, LP and AMFCO-4, LLC. Stephen C. Smith is the Chief Executive Officer of SGAM. The business address of the foregoing person is 319 Clematis Street, Suite 1000, West Palm Beach, FL 33401 and the business address of SGAM is 360 Madison Avenue, 20th Floor, New York, New York 10017.

(6)	Represents (i) 765,094 shares of common stock held by Samuel 2012 Children’s Trust UAD 10/28/12 (the “Trust”), (ii) a common stock purchase warrant to acquire 285,071 shares of common stock at an exercise price of $5.28 per share held by the Trust, (iii) a common stock purchase warrant to acquire 95,253 shares of common stock at an exercise price of $5.28 per share held by the Trust, and (iv) a stock option to acquire 50,000 shares of common stock at $7.01 per share; (v) a stock option to acquire 10,000 shares of common stock at $7.21 per share; (vi) 533,701 shares of common stock held directly by Mr. Samuels; and (vii) 420,964 shares of common stock held by the Marci Rosenberg 2012 Family Trust, a trust managed by Mr. Samuels’ wife. Mr. Samuels is a trustee of the Children’s Trust.

(7)	Represents (i) a stock option to acquire 25,000 shares of common stock at $4.99 per share; (ii) a stock option to acquire 22,000 shares of common stock at $7.21 per share; (iii) a common stock option to acquire 400,000 shares of common stock at $5.28 per share; (iv) a stock option to acquire 50,000 shares of common stock at $0.97 per share; (v) a common stock option to acquire 1,000,000 shares of common stock at $0.97 per share; and (vi) 347,589 shares of common stock held by Mr. Hughes.

(8)	Represents (i) a stock option to acquire 150,000 shares of common stock at $1.19 per share; and (ii) 580,171 shares of common stock held by Mr. Fleming.

(9)	Represents (i) 348,324 shares of common stock owned by Mr. Furey; and (ii) 38,199 shares of common stock owned by Fastnet Advisors, LLC. Mr. Furey is the owner and manager of Fastnet Advisors, LLC.

(10)	Represents (i) a stock option to acquire 400,000 shares of common stock at $0.932 per share; and (ii) 184,508 shares of common stock owned by Mr. Willison.

(11)	Represents (i) a stock option to acquire 50,000 shares of common stock at $7.01 per share; (ii) a stock option to acquire 10,000 shares of common stock at $7.21 per share; and (iii) 214,047 shares of common stock owned by Mr. Budde.

(12)	Represents 179,950 shares of common stock owned by Mr. Schrader.

(13)	Represents (i) a stock option to acquire 10,000 shares of common stock at $4.99 per share; (ii) a stock option to acquire 10,000 shares of common stock at $7.21 per share; and (iii) 157,243 shares of common stock owned by Mr. Chess.

(14)	Represents (i) a stock option to acquire 50,000 shares of common stock at $8.20 per share; and (ii) 94,355 shares of common stock owned by Mr. DeMott.

(15)	Represents (i) a stock option to acquire 50,000 shares of common stock at $1.10 per share; and (ii) 94,355 shares of common stock owned by Mr. Clark.

(16)	Represents 11,939 shares of common stock owned by Ms. Mader.

(17)	Represents 11,939 shares of common stock owned by Ms. Dedo.

INFORMATION ABOUT THE BOARD OF DIRECTORS1

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Biographical information about our directors is provided in “Proposal No. 1 — Proposal for the Election of Eight Directors” on page 24. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years. Our Board currently consists of eight persons, all of whom have been nominated by the Company to stand for re-election.

Name	Age	Position	Director Since
Raymond J. Chess (1)(2*)	63	Director, Chairman	2013
Harry DeMott (2)(3)	54	Director	2016
H. Benjamin Samuels (1)(3)	53	Director	2015
Gerald B. Budde (1*)(2)(3)	59	Director	2015
Duane Hughes	57	Director, Chief Executive Officer, and Treasurer	2019
Michael L. Clark (1)(3*)	49	Director	2018
Jacqueline A. Dedo (1)(2)	59	Director	2020
Pamela S. Mader (3)	57	Director	2020

(1)	Audit Committee

(2)	Nominating and Corporate Governance Committee

(3)	Compensation Committee

*	Committee Chair

Involvement in Certain Legal Proceedings

There are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees.

Board meetings during fiscal 2019

During 2019, the Board of Directors held 11 meetings. Each director attended all of the meetings of the Board and all of the meetings held by all committees on which such director served. The Board also approved certain actions by unanimous written consent.

Committees established by the Board

The Board of Directors has standing Audit, Compensation, and Nominating and Corporate Governance Committees. Information concerning the function of each Board committee follows.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), consisting of Gerald Budde, Raymond Chess, Benjamin Samuels, Michael Clark and Jacqueline A. Dedo. Our board of directors has determined that the members are all “independent directors” as defined by the rules of The NASDAQ Stock Market, Inc. applicable to members of an audit committee and Rule 10A-3(b)(i) under the Exchange Act. In addition, Mr. Budde is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and demonstrates “financial sophistication” as defined by the rules of The NASDAQ Stock Market, Inc. The Audit Committee is appointed by our board of directors to assist our board of directors in monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our internal and external auditors. The Audit Committee’s principal functions include:

●	reviewing our annual audited consolidated financial statements with management and our independent auditors, including major issues regarding accounting and auditing principles and practices and financial reporting that could significantly affect our financial statements;

●	reviewing our quarterly consolidated financial statements with management and our independent auditor prior to the filing of our Quarterly Reports on Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements;

●	recommending to the board of directors the appointment of, and continued evaluation of the performance of, our independent auditor;

●	approving the fees to be paid to our independent auditor for audit services and approving the retention of our independent auditor for non-audit services and all fees for such services;

●	reviewing periodic reports from our independent auditor regarding our auditor’s independence, including discussion of such reports with the auditor;

●	reviewing the adequacy of our overall control environment, including internal financial controls and disclosure controls and procedures; and

●	reviewing with our management and legal counsel legal matters that may have a material impact on our financial statements or our compliance policies and any material reports or inquiries received from regulators or governmental agencies.

During 2019, the audit committee met four times. A copy of the Audit Committee’s charter is posted on the Company’s website at www.workhorse.com in the “Investors” section of the website.

Meetings may be held from time to time to consider matters for which approval of our Board of Directors is desirable or is required by law.

Compensation Committee

Our compensation committee consists of Harry DeMott, Gerald Budde, Michael Clark, Benjamin Samuels and Pamela S. Mader. Our board of directors has determined that each of the members are an “independent director” as defined by the rules of The NASDAQ Stock Market, Inc. applicable to members of a compensation committee. The Compensation Committee is responsible for establishing the compensation of our senior management, including salaries, bonuses, termination arrangements, and other executive officer benefits as well as director compensation. The Compensation Committee also administers our equity incentive plans. During 2019, the Compensation Committee met six times. The Compensation Committee is governed by a written charter approved by the board of directors. A copy of the Compensation Committee’s charter is posted on the Company’s website at www.workhorse.com in the “Investors” section of the website. The Compensation Committee works with the Chairman of the Board and Chief Executive Officer and reviews and approves compensation decisions regarding senior management including compensation levels and equity incentive awards. The Compensation Committee also approves employment and compensation agreements with our key personnel and directors. The Compensation Committee has the power and authority to conduct or authorize studies, retain independent consultants, accountants or others, and obtain unrestricted access to management, our internal auditors, human resources and accounting employees and all information relevant to its responsibilities.

The responsibilities of the Compensation Committee, as stated in its charter, include the following:

●	review and approve the Company’s compensation guidelines and structure;

●	review and approve on an annual basis the corporate goals and objectives with respect to compensation for the Chief Executive Officer;

●	review and approve on an annual basis the evaluation process and compensation structure for the Company’s other officers, including salary, bonus, incentive and equity compensation; and

●	periodically review and make recommendations to the Board of Directors regarding the compensation of non-management directors.

The Compensation Committee is responsible for developing the executive compensation philosophy and reviewing and recommending to the Board of Directors for approval all compensation policies and compensation programs for the executive team.

Nominating and Corporate Governance Committee

Our board of directors has determined that each of the members of the Governance Committee is an “independent director” as defined by the rules of The NASDAQ Stock Market, Inc. The Governance Committee is generally responsible for recommending to our full board of directors’ policies, procedures, and practices designed to help ensure that our corporate governance policies, procedures, and practices continue to assist the board of directors and our management in effectively and efficiently promoting the best interests of our stockholders. The Governance Committee is also responsible for selecting and recommending for approval by our board of directors and our stockholders a slate of director nominees for election at each of our annual meetings of stockholders, and otherwise for determining the board committee members and chairmen, subject to board of directors ratification, as well as recommending to the board director nominees to fill vacancies or new positions on the board of directors or its committees that may occur or be created from time to time, all in accordance with our bylaws and applicable law. The Governance Committee’s principal functions include:

●	developing and maintaining our corporate governance policy guidelines;

●	developing and maintaining our codes of conduct and ethics;

●	overseeing the interpretation and enforcement of our Code of Conduct and our Code of Ethics for Chief Executive Officer and Senior Financial and Accounting Officers;

●	evaluating the performance of our board of directors, its committees, and committee chairmen and our directors; and

●	selecting and recommending a slate of director nominees for election at each of our annual meetings of the stockholders and recommending to the board director nominees to fill vacancies or new positions on the board of directors or its committees that may occur from time to time.

During 2019, the Governance Committee met one time. The Governance Committee is governed by a written charter approved by our board of directors. A copy of the Governance Committee’s charter is posted on the Company’s website at www.workhorse.com in the “Investors” section of the website. In identifying potential independent board of directors’ candidates with significant senior-level professional experience, the Governance Committee solicits candidates from the board of directors, senior management and others and may engage a search firm in the process. The Governance Committee reviews and narrows the list of candidates and interviews potential nominees. The final candidate is also introduced and interviewed by the board of directors and the lead director if one has been appointed. In general, in considering whether to recommend a particular candidate for inclusion in our board of directors’ slate of recommended director nominees, the Governance Committee will apply the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, commitment to understanding our business and industry, experience, conflicts of interest and the ability to act in the interests of our stockholders. Further, specific consideration is given to, among other things, diversity of background and experience that a candidate would bring to our board of directors. The Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities. Stockholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to our Governance Committee. Assuming that appropriate biographical and background material has been provided on a timely basis, the Governance Committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Nomination of Directors

As provided in its charter, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become directors. The Nominating and Corporate Governance Committee seeks to identify director candidates based on input provided by a number of sources including (1) the Nominating and Corporate Governance Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chair of the Board, and (5) third parties such as service providers. In evaluating potential candidates for director, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

●	high personal and professional ethics and integrity;

●	the ability to exercise sound judgment;

●	the ability to make independent analytical inquiries;

●	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

●	the appropriate and relevant business experience and acumen.

The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders if such recommendations are made in writing to the committee. The Nominating and Corporate Governance Committee does not plan to change the manner in which the committee evaluates nominees for election as a director based on whether the nominee has been recommended by a stockholder or otherwise.

The Nominating and Corporate Governance Committee does not have a formal policy relating to diversity among directors. In considering new nominees and whether to re-nominate existing members of the Board, the committee seeks to achieve a Board with strengths in its collective knowledge and a broad diversity of perspectives, skills and business and professional experience. Among other items, the committee looks for a range of experience in strategic planning, sales, finance, executive leadership, industry and similar attributes.

At least a majority of the directors on the Board must be Independent Directors as this term is defined in the rules of THE NASDAQ STOCK MARKET, INC.

Board Leadership Structure and Role in Risk Oversight

The Company has separated the positions of Chair of the Board of Directors and Chief Executive Officer. Given the demanding nature of these positions, the Board believes it is appropriate to separate the positions of Chair and Chief Executive Officer. Our Chair presides over all meetings of the Board of Directors, including executive sessions when held. He briefs the Chief Executive Officer on issues arising in executive sessions and communicates frequently with him on matters of importance. He has responsibility for shaping the Board’s agenda and consults with all directors to ensure that the board agendas and board materials provide the Board with the information needed to fulfill its responsibilities. From time to time he may also represent the Company in interactions with external stakeholders at the discretion of the Board.

The Board of Directors has determined that each of our current directors, except for Mr. Hughes, is an “independent director” as that term is defined in the listing standards of THE NASDAQ STOCK MARKET, INC. The Board of Directors has also determined that each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meets the independence standards applicable to those committees prescribed by THE NASDAQ STOCK MARKET, INC. and the SEC. In making this decision, the Board considered all relationships between the Company and the directors. The Board determined each such relationship, and the aggregate of such relationships, to be immaterial to the applicable director’s ability to exercise independent judgment.

Our Board has overall responsibility for risk oversight. The oversight is conducted primarily through committees of the Board of Directors, as disclosed in each of the descriptions of each of the committees above and in the charters of each of the committees, but the full Board of Directors has retained responsibility for general oversight of risks.

Stockholder Communications

Stockholders requesting communication with directors can do so by writing to Workhorse Group Inc., c/o Chief Financial Officer, 100 Commerce Drive, Loveland, Ohio 45140 or emailing to steve.schrader@workhorse.com. At this time we do not screen communications received and would forward any requests directly to the named director. If no director was named in a general inquiry, the Chief Financial Officer would contact either the Chair of the Board of Directors or the chairperson of a particular committee, as appropriate. We do not provide the physical address, email address, or phone numbers of directors to outside parties without a Director’s permission.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers and employees including our Chief Executive Officer and Chief Financial Officer and principal accounting officer. The Code of Ethics and Business Conduct is posted on our website at http://www.workhorse.com.

COMPENSATION OF DIRECTORS

The following table sets forth compensation information for our non-employee directors for the year ended December 31, 2019.

Name	Fees Earned or Paid in Cash $	Stock Awards $	Non-equity Incentive Plan Compensation $	Change in Pension Value and Non- Qualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Raymond Chess	40,000	-	-	-	-	40,000
Benjamin Samuels	40,000	-	-	-	-	40,000
Gerald Budde	40,000	-	-	-	-	40,000
Harry DeMott	40,000	-	-	-	-	40,000
Michael L. Clark	6,667	24,500	-	-	-	31,167

On October 24, 2013, Raymond J. Chess was appointed as a director of the Company. Prior to joining the Board of Directors, Mr. Chess served on our advisory board pursuant to which he received a stock option to acquire 10,000 shares of common stock at an exercise price of $2.50 per share. On October 24, 2013, Mr. Chess entered into a letter agreement with the Company pursuant to which he was appointed as a director of the Company in consideration of an annual fee of $40,000. Additionally, the Company granted Mr. Chess options to purchase 50,000 shares of the Company’s common stock at $2.60 per share. The options will expire five years from the vesting period with 10,000 options vesting upon the signing of the agreement and 4,000 every six months thereafter for a total of 50,000 shares.

On December 17, 2015, Messrs. Budde and Samuels entered into letter agreements with the Company pursuant to which they were each appointed as directors of the Company in consideration of an annual fee of $40,000.  Additionally, the Company granted Messrs. Budde and Samuels options to purchase 50,000 shares of the Company’s common stock at $7.01 per share.  The options will expire five years from the vesting period with 10,000 options vesting upon the signing of the agreement and 4,000 every June 30 and December 31 thereafter for a total of 50,000 shares.

On September 14, 2016, Mr. DeMott entered into a letter agreement with the Company pursuant to which he was appointed as a director of the Company in consideration of an annual fee of $40,000. Additionally, the Company granted Mr. DeMott an option to purchase 50,000 shares of the Company’s common stock at $8.20 per share. The option will expire five (5) years from the vesting period with 10,000 options vesting upon the signing of the agreement and 4,000 every June 30 and December 31 thereafter for a total of 50,000 shares.

On July 6, 2018, the Company, as borrower, entered into a Loan Agreement with a fund managed by Arosa Capital Management LP (“Arosa”), as lender, providing for a term loan in the principal amount of $6,100,000 (the “Loan Agreement”). Pursuant to the Loan Agreement, the Company is required to appoint to the Board of Directors a person designated in writing by Arosa for a period of no less than 12 months. Mr. Clark was designated by Arosa. Except as set forth herein, there is no understanding or arrangement between Mr. Clark and any other person pursuant to which Mr. Clark was selected as a director of the Company.  Mr. Clark does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or an executive officer.  Since January 1, 2016, Mr. Clark has not had a direct or indirect material interest in any transaction or proposed transaction, in which the Company was or is a proposed participant exceeding $120,000.  On September 28, 2018, Mr. Clark entered into letter agreements with the Company pursuant to which he was appointed as director of the Company in consideration of an annual fee of $40,000.  Additionally, the Company granted Mr. Clark options to purchase 50,000 shares of the Company’s common stock at $1.10 per share.  The options will expire five years from the vesting period with 10,000 options vesting upon the signing of the agreement and 4,000 every June 30 and December 31 thereafter for a total of 50,000 shares.

The Company’s compensation policy for the above directors was based on comparisons of other companies’ remunerations made to their Chairman and other directors and the value of their expertise to the Company.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our consolidated financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our consolidated financial statements and managing our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited consolidated financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2019 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on PCAOB AS 16 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of our annual consolidated financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019.

Respectfully submitted by the Audit Committee,

Gerald Budde, Chair

Raymond Chess

Benjamin Samuels

Michael Clark

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are appointed annually by our Board of Directors and hold office until their successors are elected and duly qualified unless otherwise specified in an individual’s employment agreement. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company, and their ages as of July 20, 2020 are as follows:

Name	Age	Position	Officer Since
Duane Hughes	57	Chief Executive Officer and President	CEO since 2019, engaged as COO from 2015 to 2019
Robert Willison	59	Chief Operating Officer	COO since 2019
Steve Schrader	57	Chief Financial Officer	CFO since 2019
Stephen Fleming	47	General Counsel and VP	General Counsel and VP since 2019
Anthony Furey	47	Vice President of Finance	Vice President of Finance since 2019
Gregory Ackerson	43	Controller	Controller since 2019

Biographical information regarding our executive officers as of July 20, 2020 is set forth below:

Duane Hughes, Chief Operating Officer and President

Mr. Hughes is a senior-level executive with more than 20 years experience including direct business relationships in the automotive, advertising, and technology segments. Prior to joining Workhorse/AMP Electric Vehicles, Mr. Hughes served as Chief Operating Officer for Cumulus Interactive Technologies Group. As COO, Mr. Hughes was responsible for managing the company’s day-to-day sales and operations. He was responsible for all operations of the business unit. Prior to Cumulus ITG, Mr. Hughes spent nearly fifteen years in senior management positions with Gannett Co., Inc., including his duties as Vice President of Sales and Operations for Gannett Media Technologies International.

Robert Willison, Chief Operating Officer

On February 19, 2019, the Company announced the appointment of Robert Willison as Chief Operating Officer effective February 18, 2019. Mr. Willison previously served as Director of Fleet Technology for Sysco Corporation. Prior to joining Sysco, Mr. Willison served as the Company’s Director of Research and Development from 2016 until 2018. Prior to joining the Company, Mr. Willison served as a Partner and Chief Technology Officer for Räv Technology LLC from 2014 until 2016. Prior to joining Räv Technology, Mr. Willison served as Director of International Operations and New Business Development for PDi Communication Systems.

Steve Schrader, Chief Financial Officer

Mr. Schrader has over sixteen years of experience in public and private companies in industries such as manufacturing, health care and utilities and is currently serving as our Chief Financial Officer. Prior to his appointment by the Company, from December 2015 to December 2019, Mr. Schrader was Chief Financial Officer of Fuyao Glass America Inc., a subsidiary of a Chinese-owned public company specializing in the manufacture of automobile glass. From October 2006 to May 2015, Mr. Schrader served as the Chief Financial Officer of Oncology Hematology Care (OHC), the largest oncology practice in the Cincinnati metro area. Mr. Schrader started his career working for utilities that are now part of Duke Energy. His last position there was Vice President and Chief Financial Officer of Cinergy’s Regulated Business prior to Duke’s acquisition in 2006. Mr. Schrader holds a B.S. in Finance and Accounting from Ball State and an MBA from Butler University. He also received an Advanced Management Program Certificate from Harvard Business School.

Stephen Fleming, General Counsel and Vice President

Mr. Fleming serves has our corporate general counsel. Prior to joining Workhorse in November 2019, Mr. Fleming served as outside corporate/securities counsel to Workhorse since 2010. Mr. Fleming has served as the Managing Member of Fleming PLLC, a boutique law firm specializing in corporate/securities law, since 2008. Mr. Fleming graduated from Catholic University of America in 1995 with a Bachelor of Arts in Political Science. In 1999, Mr. Fleming received his Juris Doctorate and Master of Science in Finance from the University of Denver.

Anthony Furey, Vice President of Finance

Mr. Furey is a senior-level finance executive with more than 25 years of experience in corporate finance and capital markets and is currently serving as our Vice President of Finance. Prior to that, Mr. Furey was the Director of Business Development for Workhorse and Director of Finance for SureFly a former subsidiary of Workhorse Group. Prior to joining Workhorse, Anthony owned and was president of Fastnet Advisors, LLC, an mergers and acquisition and corporate advisory practice. As President, Anthony led over $300 million in financing and uplisting transactions and was responsible for managing the company’s day-to-day growth and operations. Prior to Fastnet Advisors, LLC, Anthony spent fifteen years on both the buy and sell side in institutional sales and trading, holding Series 7,65 & 63 licenses.

Gregory Ackerson, Controller

Mr. Ackerson has been with the Company since April 2018. Prior to joining the Company, Mr. Ackerson was an Assurance Senior Manager with BDO USA LLP from December 2015 through March 2018, Assistant Vice President Accounting Risk and Policy at Fifth Third Corporation from June 2015 to December 2015 and Senior Manager Technical Accounting for NewPage Corporation from April 2011 through March 2015. Mr. Ackerson has also served as an Inspection Specialist for PCAOB and various progressive audit roles with PwC. Mr. Ackerson received his Master of Science in Accounting and Bachelor of Business Administration and Finance both in 2000.

COMPENSATION DISCUSSION AND ANALYSIS (“CD&A”)

This CD&A is designed to provide our shareholders with an understanding of our compensation philosophy and objectives, as well as the analysis that we performed in setting executive compensation for 2019. It discusses the Compensation Committee’s (referred to as the Committee in this CD&A) determination of how and why, in addition to what, compensation actions were taken during 2019 for our Chief Executive Officer and our two next highest paid executive officers (the “Named Executive Officers” or “NEOs”). As a Smaller Reporting Company much of this disclosure is voluntary but allows us to showcase our adoption of many widely accepted compensation and governance “best practices.”

Overview

Many of our compensation decisions for the last year reflect our continued transition of our executive compensation program. Workhorse’s historical compensation philosophy was to provide base salaries with equity based incentives, primarily in the form of stock options. However, in order to continue to attract high quality executives and employees, we recognized that we needed to be more competitive on cash compensation going forward by offering a more structured annual bonus program, and we also shifted to granting restricted stock awards mixed with options as part of our equity incentives to better align with market practices.

Highlights of key changes made as part of our transition include:

Salary increase for our CEO – our CEO received an increase in base salary in recognition of his transition from COO to President & CEO bringing it more in line with competitive pay levels and to more accurately reflect his duties and responsibilities.

Established annual incentive target opportunities – each NEO now has a target bonus opportunity expressed as a percentage of base salary. We see this as a step toward better alignment with peers and market best practices.

A formalized approach to funding annual incentives – the bonus funding for 2019 was formulaically determined based on a mix of financial and individual performance targets. Although we made substantial progress on our operating model in Fiscal 2019, both adjusted EBITDA and year end net debt balance were below threshold for 2019. Individual performance was assessed by the Compensation Committee to be at maximum performance levels resulting in overall annual incentive funding below target opportunity level.

Shifted to include restricted stock awards with time-based vesting – given our historical reliance on stock options, our executives had relatively little in-the-money unvested equity. As a result, the Compensation Committee determined that it was appropriate to use restricted stock awards as a primary vehicle for equity awards for 2019 in order to provide greater retention incentives, create more direct alignment with stockholders, and be more consistent with peers.

Increased allocation of CEO’s at-risk and variable compensation - 78% of our CEO’s compensation is at-risk or variable in nature. The graph below illustrates the allocation of our CEO’s pay under our latest programs and awards.

Our Named Executive Officers

Our Named Executive Officers, along with other select members of the senior management team participate in the compensation plans and programs described in this CD&A. While different in some aspects of their operation, the compensation programs for the broader employee population at Workhorse are driven by consistent principles which seek to compete effectively in our industry with the ability to reward for strong corporate and individual performance.

The list below reflects our Principal Executive Officer and our two other highest paid executive officers in 2019:

Name	Age	Position
Duane A. Hughes	56	President and Chief Executive Officer
Robert Willison	58	Chief Operating Officer
Stephen Fleming	47	General Counsel and Vice President

Workhorse’s Executive Compensation Objections & Practices

In order to accomplish our goals and to ensure that the Company’s executive compensation program is consistent with its direction and business strategy, the compensation program for our senior executive officers is based on the following objectives:

●	to attract, motivate, retain and reward a knowledgeable and driven management team and to encourage them to attain and exceed performance expectations within a calculated risk framework; and

●	to reward each executive based on individual and corporate performance and to incentivize such executives to drive the organization’s current growth and sustainability objectives.

These objectives serve to assure our long-term success and are built on the following compensation principles:

●	compensation is designed to align executives to the critical business issues facing the Company;

●	compensation should be fair and reasonable to shareholders and be set with reference to the local market and similar positions in comparable companies;

●	an appropriate portion of total compensation should be equity-based, aligning the interest of executives with shareholders; and

●	compensation should be transparent to the Board of Directors, executives, and our shareholders.

All elements of compensation are compared to the total compensation packages of a peer group of companies, which includes both competitors and companies representing our industry broadly to reflect the markets in which we compete for business and people.

Compensation Best Practices

We have made significant effort to align our executive compensation programs and practices with stockholder interests, and to incorporate strong governance standards within our compensation program, such as:

†	Annual Incentives Based on Performance - in 2019 we designed and implemented an annual incentive award program that is based on Company financial and operational performance and also includes an assessment of individual performance as determined by the Committee.

†	Cap on Incentive Award Payouts - incentive award payouts are capped in our new program

†	Balanced Mix of Variable & Performance Based Compensation - we provide our executives with a balanced mix of variable and performance based compensation designed to motivate our executives to improve both our financial performance and stock price over the short and long-term.

†	Actively Engage with our Shareholders - throughout the year we actively engage with our largest shareholders and consider feedback and input on our programs and practices

†	Anti-Hedging & Anti-Pledging Policies - we prohibit our executives and directors from hedging and pledging Company securities.

†	Double Trigger” Change of Control Payments - our change of control program provides for cash payments that are triggered only in a qualifying termination of employment occurs in connection with the change in control.

†	Clawback Policy - our annual incentive awards and any future performance based awards are subject to a clawback policy which applies to all of our executive officers and provides for the forfeiture of these awards or the return of any related gain in the event of a restatement of our financial statements.

†	No Excise Tax Gross-Ups - we do not provide gross-ups in any executive employment agreement or severance program.

†	Engagement of Independent Compensation Consultant - our Committee retains an independent compensation consultant who reports directly to the Committee and does not provide any other services to management or the Company.

What We Don’t Do

☒	No Guaranteed Annual Salary Increases or Bonuses.
☒	No Special Tax Gross Ups.
☒	No Repricing or Exchange of Underwater Stock Options.
☒	No Plans that Encourage Excessive Risk-Taking.
☒	No Hedging or Pledging of Workhorse Securities.
☒	No Excessive Perks.

Executive Compensation Recoupment Policy

The Board can recoup all or part of any compensation paid to an executive officer in the event of a material restatement of the company’s financial results. The Board will consider:

●	whether any executive officer received compensation based on the original consolidated financial statements because it appeared he or she achieved financial performance targets that in fact were not achieved based on the restatement; and

●	the accountability of any executive officer whose acts or omissions were responsible, in whole or in part, for the events that led to the restatement and whether such actions or omissions constituted misconduct.

Role of the Compensation Committee in Setting Compensation & Overall Oversight of Our Programs

Our compensation committee consists of Harry DeMott, Gerald Budde, Michael Clark, Benjamin Samuels and Pamela Mader. Our board of directors has determined that each of the members are an “independent director” as defined by the rules of The NASDAQ Stock Market, Inc. applicable to members of a compensation committee. The Compensation Committee is responsible for establishing the compensation of our senior management, including salaries, bonuses, termination arrangements, and other executive officer benefits as well as director compensation. The Compensation Committee also administers our equity incentive plans. During 2019, the Compensation Committee met six times. The Compensation Committee is governed by a written charter approved by the board of directors. A copy of the Compensation Committee’s charter is posted on the Company’s website at www.workhorse.com in the “Investors” section of the website. The Compensation Committee works with the Chairman of the Board and Chief Executive Officer and reviews and approves compensation decisions regarding senior management including compensation levels and equity incentive awards. The Compensation Committee also approves employment and compensation agreements with our key personnel and directors. The Compensation Committee has the power and authority to conduct or authorize studies, retain independent consultants, accountants or others, and obtain unrestricted access to management, our internal auditors, human resources and accounting employees and all information relevant to its responsibilities.

The responsibilities of the Compensation Committee, as stated in its charter, include the following:

●	review and approve the Company’s compensation guidelines and structure;

●	review and approve on an annual basis the corporate goals and objectives with respect to compensation for the Chief Executive Officer;

●	review and approve on an annual basis the evaluation process and compensation structure for the Company’s other officers, including salary, bonus, incentive and equity compensation; and

●	periodically review and make recommendations to the Board of Directors regarding the compensation of non-management directors.

The Compensation Committee is responsible for developing the executive compensation philosophy and reviewing and recommending to the Board of Directors for approval all compensation policies and compensation programs for the executive team.

Role of Management in Setting Compensation

Our CEO is consulted in the Committee’s determination of compensation matters related to the executive officers reporting directly to the CEO. Each year, the CEO makes recommendations to the Committee regarding such components as salary adjustments, target annual incentive opportunities and the value of long-term incentive awards. In making his recommendations, the CEO considers such components as experience level, individual performance, overall contribution to Company performance and market data for similar positions. The Committee takes the CEO’s recommendations under advisement, but the Committee makes all final decisions regarding such individual compensation.

Our CEO’s compensation is reviewed and discussed by the Committee, which then makes recommendations regarding his compensation to the independent members of our board of directors. Our board of directors ultimately makes decisions regarding the CEO’s compensation.

Our CEO attends Committee meetings as necessary. He is excused from any meeting when the Committee deems it advisable to meet in executive session or when the Committee meets to discuss items that would impact the CEO’s compensation. The Committee may also consult other employees, including the remaining Named Executive Officers, when making compensation decisions, but the Committee is under No obligation to involve the Named Executive Officers in its decision-making process.

Role of the Compensation Consultant in Setting Compensation

The Compensation Committee has engaged the services of Compensation Advisory Partners, LLC (“CAP”) as its independent executive compensation consultant. Certain of our Board members have worked with CAP in the past and value the firm’s collective knowledge and capabilities, and its ability to help us develop compensation programs that incentivize our executives and align performance with company strategies and stockholders’ interests.

CAP’s current role is to advise the Committee on matters relating to executive compensation to help guide, develop, and implement our executive compensation programs. CAP reports directly to the Compensation Committee. The Committee regularly reviews the services provided by CAP and believe the firm to be independent in providing executive compensation consulting services to us. A review of CAP’s relationship did not raise any conflicts of interest, consistent with the guidelines provided under the Dodd-Frank Act and by the SEC and the NYSE. In making this determination, the Committee notes that during 2019:

●	CAP did not provide any services to the Company or management other than services requested by or with the approval of the Committee, and its services were limited to executive and director compensation consulting;

●	The Committee or members of the Committee meet regularly in executive session with CAP outside the presence of management;

●	CAP maintains a conflicts policy, which was provided to the Committee with specific policies and procedures designed to ensure independence;

●	Fees paid to CAP by Workhorse during 2019 were less than 1% of CAP’s total revenue;

●	None of the CAP consultants working on matters with us had any business or personal relationship with Committee members (other than in connection with working on matters with us);

●	None of the CAP consultants working on matters with us (or any consultants at CAP) had any business or personal relationship with any of our executive officers; and

●	None of the CAP consultants working on matters with us owns shares of our common stock.

The Committee continues to monitor the independence of its compensation consultant on a periodic basis.

Compensation Peer Group

We have developed a compensation peer group, which is composed of specific peer companies within our industry. Our peer group was developed with the assistance of CAP and is used to analyze our executive and director compensation levels and overall program design. This compensation peer group is used to determine market levels of the main elements of executive compensation (base salary, annual incentives/bonus, long-term incentives, as well as total direct compensation).

The peer group is also used to gauge industry practices regarding the structure and mechanics of annual and long-term incentive plans, employment agreements, severance and change in control policies and employee benefits. The composition of the peer group is reviewed by the Committee on an annual basis to ensure that we have and maintain an appropriate group of comparator companies.

In May 2019, with the assistance of CAP, the Committee developed and approved the peer group for use as a source of executive compensation and practices data. Criteria for selecting peer companies for compensation benchmarking is based on a number of factors. The peer companies selected should reflect an optimum mix of the criteria listed below in their relative order of importance:

Competitive market:

†	Competing Talent—companies with executive talent similar to that valued by us;

†	Competitors—companies in the same or similar industry sector; and

†	Competing Industry—companies in the same general industry sector having similar talent pools.

Size and demographics:

†	Companies that are generally similar in revenue and/or market cap size and whose median revenue for the group approximates our revenue;

†	Firms with a competitive posture and comparable area of operations; and

†	Companies within our corporate headquarters region.

The Committee, based on CAP’s analysis and our internal analysis, determined to use the following peer group of 14 companies to evaluate and compare our compensation practices in 2019:

Overview of Executive Compensation

The Company recognizes that people are our primary asset and our principal source of competitive advantage. In order to recruit, motivate and retain the most qualified individuals as senior executive officers, the Company strives to maintain an executive compensation program that is competitive in the commercial transportation industry, which is a competitive, global labor market.

The Compensation Committee’s compensation objective is designed to attract and retain the best available talent while efficiently utilizing available resources. The Compensation Committee compensates executive management primarily through base salary and equity compensation designed to be competitive with comparable companies, and to align management’s compensation with the long-term interests of shareholders. In determining executive management’s compensation, the Compensation Committee also takes into consideration the financial condition of the Company and discussions with the executive.

In order to accomplish our goals and to ensure that the Company’s executive compensation program is consistent with its direction and business strategy, the compensation program for our senior executive officers is based on the following objectives:

●	to attract, motivate, retain and reward a knowledgeable and driven management team and to encourage them to attain and exceed performance expectations within a calculated risk framework; and

●	to reward each executive based on individual and corporate performance and to incentivize such executives to drive the organization’s current growth and sustainability objectives.

The following key principles guide the Company’s overall compensation philosophy:

●	compensation is designed to align executives to the critical business issues facing the Company;

●	compensation should be fair and reasonable to shareholders and be set with reference to the local market and similar positions in comparable companies;

●	an appropriate portion of total compensation should be equity-based, aligning the interests of executives with shareholders; and

●	compensation should be transparent to the Board of Directors, executives and shareholders.

Compensation Elements and Rationale

There are three basic components to the Company’s executive compensation program: base salary, our new annual incentive program, and long-term incentive equity compensation. The Compensation Committee actively evaluates our executive compensation program design against best market practices as the Company experiences further growth.

Base Salary

Base salary is the foundation of the compensation program and is intended to compensate competitively relative to comparable companies within our industry and the marketplace where we compete for talent. Base salary is a fixed component of the compensation program and is used as the base to determine elements of incentive compensation and benefits.

As shown in the table below Mr. Hughes base salary increased by 36% in 2019 to $475,000. This increase was approved by the Board in connection with and in recognition of Mr. Hughes promotion to President and CEO. Mr. Hughes was also receiving a retainer for his service on the Board. Our Committee determined that it would be more appropriate for Mr. Hughes to No longer receive his Board retainer and that value be captured within his base salary. Mr. Willison and Mr. Fleming were hired in 2019. Their respective salaries were set in consideration of internal and external market considerations.

Executive	2018 Position	2018 Base Salary	2019 Position	2019 Base Salary	% Change
Duane A. Hughes	Chief Operating Officer	$275,000	President and Chief Executive Officer	$475,000	73%
Robert Willison	n/a	n/a	Chief Operating Officer	$300,000	n/a
Stephen Fleming	n/a	n/a	General Counsel and Vice President	$300,000	n/a

Annual Incentive Program (Bonus)

During the 1st quarter of 2019, the Committee established the 2019 annual cash incentive bonus program, pursuant to which our Named Executive Officers were eligible to receive performance-based cash bonuses based on certain quantitative and qualitative performance metrics. For 2019, our Named Executive Officers’ target bonus opportunities were set based on market norms and each executive’s role within the Company. Our CEO bonus target is set at 100% of base salary, 75% for our COO, and 50% for our General Counsel. Our Named Executive Officers’ maximum bonus opportunities were 200% for our CEO, 100% of base salary for our COO, and 75% for our General Counsel.

	Bonus Target as Percent of Base	Maximum Bonus as Percent of Base
President & CEO	100%	200%
COO	75%	100%
General Counsel and VP	50%	75%

The financial measures of adjusted EBITDA and Year End Net Debt Balance accounted for a total of 60% of the target bonus opportunity while personal performance goals accounted for the remaining 40% of target bonus opportunity, as detailed below:

Payout opportunities were established according to a threshold, target and maximum performance for each performance metric. For each financial performance metric, threshold performance is equal to 50% of target performance and maximum performance is equal to 200% of target performance. In addition, with respect to each financial performance metric, if threshold level performance is achieved, then a threshold level payout is triggered, and if the maximum performance is achieved then a maximum level payout occurs. The chart below shows our CEO payout curves for each performance metric under the 2019 annual cash incentive bonus program:

After the level of performance is determined by the Compensation Committee, the payout percentage for each individual metric is added together to calculate the total payout percentage for each Named Executive Officer. The final payout percentage is then multiplied by the participant’s target bonus opportunity in order to calculate the total bonus payable to each Named Executive Officer. On January 28, 2020, based on the Company’s achievement relative to the adjusted EBITDA, Year End Net Debt Balance, and each Named Executive Officer’s individual performance, our Compensation Committee approved payouts to be made to our Named Executive Officers under the 2019 annual cash incentive bonus program in the amounts set forth in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.

2019 Payouts.

Performance for both our adjusted EBITDA and Year End Net Debt Balance fell below threshold levels. As a result our executives did not receive a bonus payout related to these two financial measures which accounts for 60% of the target opportunity. For the individual performance component of our program the Compensation Committee determined that our executives performed at a very high level navigating through strained capital availability while developing a lightweight C-Series and a next generation all-electric delivery vehicle among other accomplishments. The Committee also considered how well the stock performed in 2019 during our CEO’s tenure and determined that the individual performance component should pay out at above target for time in the position. Fifty percent of the bonus earned was paid upon approval while the remaining fifty percent will be paid out at the Company’s next capital raise.

Long-Term Incentive (Equity)

The Company’s long-term incentive program provides for the granting of stock options and restricted stock to executive officers to both motivate executive performance and retention, as well as to align executive officer performance to shareholder value creation. In awarding long-term incentives, the Company compares the long-term incentive program to that of comparable companies within our industry and evaluates such factors as the value of awards granted to each executive position within the market, the number of shares available under our Stock Incentive Plan, and the number of awarded shares outstanding relative to our total common shares outstanding. The Board of Directors fixes the exercise price of stock options at the time of the grant based on the market price of our stock on the NASDAQ.

Each long-term incentive grant is based on the level of the position held and overall market competitiveness. The Compensation Committee takes into consideration previous grants when it considers new grants of stock options and restricted stock.

2019 NEO Awards

In 2019 we awarded stock options to our CEO and COO. Our CEO, Mr. Hughes received a grant of 1,000,000 stock options with a grant date fair value of $634,300. Mr. Hughes also received a grant of 50,000 stock options with a grant date fair value of $31,715 for his role as a director. Mr. Willison, our COO, received a grant of 400,000 stock options with a grant date fair value of $170,600, which vest ratably over a four year period. We believe that awarding stock options provides a performance based element to our mix of long-term compensation by directly tying the interests of our executives to stock price appreciation. During the negotiation of Mr. Hughes’ employment agreement entered into in 2019 it was determined that his February 2019 stock option grant would vest immediately upon execution of the agreement which occurred on November 6, 2019.

Each of our NEOs were awarded time based restricted shares in 2019 in connection with the execution of new employment agreements. We believe that granting full value restricted shares is an important vehicle for retaining long-term executive talent. Restricted stock grants deliver value and ownership to the executive upon vesting which provides strong linkage between our executive’s interests and that of our shareholders. Mr. Hughes was awarded a grant of restricted stock with a grant date value of $600,000 while Mr. Willison and Fleming were each awarded $300,000 worth of restricted shares. These grants vest ratably over a 3 year period. Mr. Fleming was also granted a separate award as inducement to accept our offer of employment consisting of additional restricted shares with a grant date value of $1,000,000.

Non-Cash Compensation

The Company provides standard health benefits to its executives, including medical, dental and disability insurance.

The Company’s non-cash compensation is intended to provide a similar level of benefits as those provided by comparable companies within our industry.

Pension Benefits

None.

Non-Qualified Deferred Compensation

None.

Retirement, Resignation or Termination Plans

Each of the Company’s executive employment agreements with Messrs. Hughes, Willison and Fleming contemplates the case of termination due to various provisions whereby the named executive officers will receive severance payments, as described below.

Compensation and Risk

We do not believe that our compensation policies and practices are reasonably likely to have a material adverse effect on us. We have taken steps to ensure our executive compensation program does not incentivize risk outside the Company’s risk appetite. Some of the key ways that we currently manage compensation risk are as follows:

●	appointed a Compensation Committee which is composed entirely of independent directors to oversee the executive compensation program;

●	the use of deferred equity compensation in the form of stock options to encourage a focus on long-term corporate performance versus short-term results; and

●	disclosure of executive compensation to stakeholders;

Consideration of Most Recent Shareholder Advisory Vote on Executive Compensation

As required by Section 14A of the Exchange Act, at our 2018 Annual Meeting of Stockholders our stockholders voted, in an advisory manner, on a proposal to approve our named executive officer compensation. This was our most recent stockholder advisory vote to approve named executive officer compensation. The proposal was approved by our stockholders, receiving approximately 91% of the vote of the stockholders present in person or represented by proxy and voting at the meeting. We considered this vote to be a ratification of our current executive compensation policies and decisions and, therefore, did not make any significant changes to our executive compensation policies and decisions based on the vote.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of our Compensation Committee during Fiscal 2019 was a current or former officer or employee of our Company or engaged in certain transactions with our Company required to be disclosed by regulations of the SEC. Additionally, during Fiscal 2019 there were No Compensation Committee “interlocks,” which generally means that No executive officer of our Company served: (a) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity which had an executive officer serving as a member of our Company’s Compensation Committee; (b) as a director of another entity which had an executive officer serving as a member of our Company’s Compensation Committee; or (c) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity which had an executive officer serving as a director of our Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing compensation discussion and analysis with Company management. Based on that review and those discussions, the Compensation Committee recommended to the Board of Directors that the compensation discussion and analysis be included in this Annual Report. This report is provided by the following independent directors, who comprise the Compensation Committee: Harry DeMott, Benjamin Samuels and Gerald Budde.

The following summary compensation table sets out details of compensation paid to (a) our principal executive officer; (b) each of our two most highly compensated executive officers who served as executive officers during the fiscal year ended December 31, 2019; and (c) up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended December 31, 2018, except that No disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation did not exceed $100,000 for the fiscal year ended December 31, 2019:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation	Change in Pension Value and Non Qualified Preferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Duane A. Hughes (3)	2019	$391,058	$50,000	$600,000	$666,015	$132,500			$1,839,573
President and Chief	2018	275,000							275,000
Executive Officer	2017	253,750			796,400				1,050,150

Robert Willison (4)	2019	217,308		300,000	170,600	42,000			729,908
Chief Operating Officer

Stephen Fleming (5)	2019	32,307		1,300,000		45,000		$295,000	1,672,307
General Counsel and Vice President

(1)	Represents the restricted stock awards granted to Mr. Hughes, Mr. Willison, and Mr. Fleming in November.

(2)	Represents the aggregate grant date fair value of the award computed in accordance with FASB ASC Topic 718 to each of our Named Executive Officers. For 2019, these amounts include stock option awards granted to Mr. Hughes in February and to Mr. Willison in May.

(3)	Mr. Hughes was appointed President & CEO on February 4, 2019. For his role as a Director he was paid a retainer of $30,000 which is included in the Salary column above. Upon the execution of Mr. Hughes’ employment agreement he was entitled to receive a bonus of $25,000 and an additional $25,000 upon the successful closing a financing in excess of $10,000,000. This $50,000 is reflected in the Bonus column of 2019 for Mr. Hughes.

(4)	Mr. Willison was appointed as our Chief Operating Officer on February 19, 2019.

(5)	Mr. Fleming was appointed our General Counsel and Vice President on November 6, 2019. Mr. Fleming was paid $295,000 in 2019 for outside legal consultation and guidance which is reflected in the All Other Compensation column above.

Employment Agreements

On November 6, 2019, the Company entered into new employment agreements with our executive officers. These new agreements define the position held by each executive officer as well as base salary level and eligibility to participate in the Company’s short and long term incentive programs.

Pursuant to the terms of the executive retention agreements in certain circumstances, the Company has agreed to provide specified severance and bonus amounts and to accelerate the vesting on their equity awards upon termination upon a change of control, as the term is defined in the agreements. In the event of a termination upon a change of control or an involuntary termination, our CEO is entitled to receive an amount equal to 24 months of his base salary plus two times the target annual bonus then in effect. Our COO is entitled to receive an amount equal to 18 months of his base salary plus 1.5 times his target bonus amount. Our General Counsel is entitled to receive 16 months of his base salary plus 1.25 times his target bonus amount. Executives are also entitled to receive payment equal to the target bonus then in effect for the executive officer for the year in which such termination occurs, such bonus payment to be pro-rated to reflect the full number of months the executive remained in the Company’s employ. In addition, the vesting on any equity award held by the executive officer will be accelerated in full upon a termination and change of control or an involuntary termination. In the event the executive is terminated for cause, then the vesting of all equity awards shall cease and such equity awards will be terminated. In the event the executive leaves for any reason that is not considered a good reason, then the vesting of equity award shall cease. At the election of the executive officer, the Company will also continue to provide health related employee insurance coverage for nine-twelve months, at the Company’s expense upon termination upon a change of control or an involuntary termination.

If the Executive’s employment with the Company terminates by reason of an Involuntary Termination, then the Executive shall be entitled to receive an amount equal to nine-twelve months of base salary. Our CEO is entitled to receive 12 months of his base salary while our COO and General Counsel are entitled to receive 9 months of their then current base salaries. Executives are also entitled to receive the amount equal to the target Cash Bonus then in effect for the Executive for the year in which such termination occurs prorated to reflect the number of full or partial months the Executive was employed with the Company during such calendar year. Acceleration of vesting on outstanding equity awards in the event of an Involuntary Termination occurs only at the discretion of the Board.

Grants of Plan-Based Awards

The following table provides information regarding grants of share based awards to the Named Executive Officers in 2019.

Name	Grant date	Threshold	Target	Maximum	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Stock Awards: Number of Securities Underlying (#)	Exercise Price of Options Awards ($/sh)	Grant Data Fair Value of Stock and Options Awards $ (1)
Duane A. Hughes	2/4/2019				1,000,000			$634,300
President and	2/4/2019				50,000			31,715
Chief Executive Officer	11/6/2019				239,044			600,000
Rob Willison	5/2/2019				400,000			170,600
Chief Operating Officer	11/6/2019				119,522			300,000
Stephen Fleming	11/6/2019				517,928			1,300,000
General Counsel and Vice President

(1)	Represents the aggregate grant date fair value of the award computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards

The following table sets forth information with respect to the outstanding equity awards of our principal executive officers and principal financial officer during 2019, and each person who served as an executive officer of the Company as of December 31, 2019:

Outstanding Equity Awards at Year-End
	Option Awards					Stock Awards
Name and Principal Position	Number of Securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity incentive plan awards: number of securities underlying unexercised options (3)	Options exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares other rights that have not vested (#)	Equity incentive awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (1)
Duane A. Hughes	—	—	—	—	—	239,044	$726,694	—	—
President and	1,000,000			0.97	2/4/2029	—		—	—
Chief Executive Officer	18,000	32,000		0.97	2/4/2029
	275,000	125,000	—	5.28	5/19/2027	—	—	—	—
	22,000	—	—	7.21	8/15/2021	—	—	—	—
	25,000	—	—	4.99	2/1/2021	—	—	—	—
	20,000	—	—	1.75	8/11/2020	—	—	—	—

Robert Willison	—	—	—	—	—	119,522	363,347	—	—
Chief Operating Officer	75,000	325,000	—	0.93	5/2/2024	—	—	—	—

Stephen Fleming
General Counsel and	—	—	—	—	—	517,928	1,574,501	—	—
Vice President	46,875	103,125	—	1.19	8/14/2023

(1)	The market value of unvested restricted stock is computed based on the $3.04 closing price per share of our common stock on December 31, 2019.

No Pension Benefits

The Company does not maintain any plan that provides for payments or other benefits to its executive officers at, following or in connection with retirement and including, without limitation, any tax-qualified defined benefit plans or supplemental executive retirement plans.

No Deferred Compensation

The Company does not maintain any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Director Compensation

Under the Non-Employee Director Compensation Program, our non-employee directors are generally eligible to receive compensation for services they provide to us consisting of retainers and equity compensation as described below. During 2019, each non-employee director was eligible to receive the following for their service on the Board pursuant to the Non-Employee Director Compensation Program:

●	an annual Board retainer of $50,000; and

●	an additional retainer of $10,000 for the Chairman of the Board.

In addition to cash compensation, our non-employee directors are eligible to receive annual equity-based compensation consisting of restricted stock awards with an aggregate grant date value equal to $60,000 or, in the case of the Chairman of the Board, $75,000. Generally, the forfeiture restrictions applicable to the restricted stock awards lapse on the six-month anniversary of the date of grant of such awards. The restricted stock awards granted to our non-employee directors are subject to the terms and conditions of the Stock Plan and the award agreements pursuant to which such awards are granted. Each non-employee director is also reimbursed for travel and miscellaneous expenses to attend meetings and activities of the Board or its committees.

Name	Fees Earned or Paid in Cash $ (1)	Stock Awards $ (2)	Total $
Raymond J. Chess	$43,330	$75,000	$118,330
H. Benjamin Samuels	41,664	60,000	101,664
Gerald B. Budde	41,664	60,000	101,664
Harry DeMott	41,664	60,000	101,664
Michael L. Clark	41,664	60,000	101,664

(1)	Amounts reported in this column reflect annual cash retainer amounts received by our non-employee directors for service on our Board. As described above, in 2019, our directors received monthly retainer payments of $3,333 for board service January through October 2019. In November the monthly retainer payment was increased to $4,167. In addition, Mr. Chess received an additional monthly retainer of $833 for his service as Chairman of the Board (annual value of $10,000).

(2)	In November 2019, our non-employee directors received restricted stock awards covering 23,904 shares of common stock with a grant date fair value equal to approximately $60,000 for their service on our Board. As discussed above, Mr. Chess received a restricted stock award covering 29,880 shares of common stock with a grant date fair value equal to approximately $75,000 for his service as Chairman of the Board. The amounts reflected in the “Stock awards” column represent the grant date fair value of restricted stock awards granted to our non-employee directors pursuant to the Stock Plan, as computed in accordance with FASB ASC Topic 718.

Directors’ and Officers’ Insurance

The Company has purchased directors and officer’s liability insurance (“D&O Insurance”) for the benefit of its directors and officers, and the directors and officers of its subsidiaries, against liability incurred by them in the performance of their duties as directors and officers of the Company, or its subsidiaries, as the case may be. The primary policy also provides coverage to the corporate entity for security claims.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

PROPOSAL FOR ELECTION OF EIGHT DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees are currently serving as directors. All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Name	Age	Position
Raymond J. Chess	63	Director, Chairman
Harry DeMott	54	Director
H. Benjamin Samuels	53	Director
Gerald B. Budde	59	Director
Duane Hughes	57	Director, Chief Executive Officer, and President
Michael Clark	49	Director
Jacqueline A. Dedo	59	Director
Pamela S. Mader	57	Director

Raymond J. Chess, Chairman of the Board of Directors

Prior to joining the Company, Mr. Chess served as a Global Vehicle Line Executive for General Motors Co. (“GM”), where he was responsible for global, cross functional general management of the GM crossover market segment from May 2009 through December 2012. Prior to this, from August 2001 until April 2009, Mr. Chess was responsible for GM’s commercial truck segment. Previous GM assignments included leadership roles in the full size truck segment, metal fabrication and body assembly. Mr. Chess’s background includes broad, hands-on manufacturing leadership roles with manufacturing, engineering and manufacturing floor operations. Mr. Chess serves on the Board of Directors of Rush Enterprises, Inc. (NASDAQ: RUSHA). Mr. Chess holds a Bachelor’s of Science degree in Mechanical Engineering from Kettering University and an MBA from Indiana University. Mr. Chess’ business management and experience and knowledge in the automobile industry led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Harry DeMott, Director

Mr. DeMott, has more than 25 years’ experience in the investment community, having worked as an analyst and portfolio manager at leading brokerage firms and investment management firms. He has also served on the boards of several companies. He is a long-time operator and investor in the media, sports and entertainment industries. He is the co-founder of Raptor Ventures I LP, where he has been a General Partner since February 2011. In addition, Mr. DeMott is a member of the Board of Directors of Australis Capital, Inc. (CNX: AUSA; OTCQB: AUSAF), SecurityPoint Media and Ticket Evolution. He also serves as founder and managing partner for Hamerle Investments, a family investment company. Prior to co-founding Raptor Ventures, Mr. DeMott served on the Board of Directors of Pandora Media, Inc. from 2006 through 2011. Earlier, he served as senior analyst at Knighthead Capital Management, analyst at King Street Capital Management, portfolio manager at Bourgeon Capital Management and managing member and founder at Gothic Capital Management. During this 16-year period, Mr. DeMott focused on finding, fostering and investing in disruptive technology companies. He previously spent nine years at First Boston (now Credit Suisse), where he was a director in the equity research division specializing in radio, TV, outdoor advertising and cell towers. Mr. DeMott is the founder and Executive Chairman of Temerity Media Inc. d/b/a Proper. He earned a bachelor of arts in economics from Princeton University in 1988 and a MBA in finance from New York University in 1991. Mr. DeMott’s business management and financial experience and knowledge led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

H. Benjamin Samuels, Director

Mr. Samuels served as CEO of Victory Packaging from May 2007 through 2015, during which time he led an executive team which currently manages more than 1,500 employees. In 2015, Mr. Samuels was appointed as Co-President after Victory Packaging was acquired by KapStone Paper and Packaging Corporation. From 1997 through 2007, Mr. Samuels served as Vice Chairman and leader of Victory Packaging’s national accounts group, real estate, finance and legal departments, achieving a period of unprecedented growth in sales and revenues. Mr. Samuels joined Victory Packaging in 1995 as its regional operating manager of Texas.

Mr. Samuels is an active member in the community, where he recently served as the Chairman of the Houston Food Bank. Mr. Samuels also served as the President of the Houston Chapter of the American Jewish Committee before joining its National Board of Governors. Mr. Samuels served on the boards of and held leadership positions with American Leadership Forum, Serve Houston, Holocaust Museum Houston, Jewish Federation of Greater Houston and Jewish Family Service. Mr. Samuels serves as the Chairman of the Board of Directors of Leedo Cabinetry and as a director of Saxco International. Mr. Samuels received a Bachelor’s degree in American studies and economics from Amherst College in Massachusetts as well as an MBA from the Harvard Graduate School of Business Administration. Mr. Samuels business, management and financial knowledge and experience led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Gerald B. Budde, Director

Mr. Budde is currently the Eastern Regions Chief Financial Officer of AssuredPartners, Inc. Mr. Budde started his career in public accounting with EY after graduating with a Bachelor of Science degree in Accounting from the University of Dayton. After 11 years with EY as a licensed CPA, Mr. Budde was hired in April 1994 by Cincinnati Milacron Inc. Mr. Budde was appointed as Machine Tool Group Controller in January 1995, became the Vice President of Finance for Cincinnati Machine, a successor company, in October 1998, and was subsequently appointed as Vice President of Finance and Administration for UNOVA Manufacturing Technologies in 2002. Mr. Budde left UNOVA in 2003 to become the Chief Financial Officer at Neace Lukens, who was acquired by AssuredPartners in 2011.  Prior to his current role, Mr. Budde was previously the Chief Financial Officer of AssuredPartners NL, LLC overseeing multiple AssuredPartners entities.  Mr. Budde is currently a member of the Finance Committee for St Margaret of York parish and previously served on the Board of Trustees and Finance Committee for Mount Notre Dame High School. Mr. Budde’s business, management, and accounting knowledge and experience led to the conclusion he should service on the Board of Directors, given the Company’s business and structure.

Duane A. Hughes, Director, President and Chief Executive Officer

Mr. Hughes is a senior-level executive with more than 20 years of experience including direct business relationships in the automotive, advertising, and technology segments. On February 4, 2019, the Company announced the appointment of Mr. Hughes as Chief Executive Officer and a member of the Board effective. Prior to that, Mr. Hughes was the President and Chief Operating Officer of Workhorse from 2015 to 2019. Prior to joining Workhorse, Mr. Hughes served as Chief Operating Officer for Cumulus Interactive Technologies Group. As COO, Mr. Hughes was responsible for managing the company’s day-to-day sales and operations. He was responsible for all operations of the business unit. Prior to Cumulus ITG, Mr. Hughes spent nearly fifteen years in senior management positions with Gannett Co., Inc., including his duties as Vice President of Sales and Operations for Gannett Media Technologies International.

Michael L. Clark, Director

Mr. Clark is a Chartered Financial Analyst (CFA) Charterholder with close to twenty years of investing and capital markets experience focused on energy equities and basic materials.  He serves as a director of Laws Whiskey House, a privately held, Denver-based award winning craft distillery.  Mr. Clark has also served as a director of Halcón Resources from since September 2016 until October 2019 and as a director of Paragon Offshore Ltd., as Chairman of the Corporate Governance and Compensation Committee and a member of its Audit Committee from July 2017 until its sale to Borr Drilling Limited in March 2018.  Mr. Clark was a Retired Partner of SIR Capital Management, LLC from 2014 until his departure in 2016 and from 2008 to 2013 served as a Portfolio Manager and Partner. Prior to that, Mr. Clark valued equities as a Portfolio Manager at Satellite Asset Management, LLC from 2005 to 2007 and as an Equity Research Analyst at SAC Capital Management, LLC from 2003 to 2005 and at Merrill Lynch from 1997 to 2002. Mr. Clark began his career at Deloitte & Touche, LLP, progressing to Senior Auditor. He is a Certified Public Accountant licensed in New York State and also holds the Accredited in Business Valuation (ABV) credential awarded by the American Institute of Certified Public Accountants. The National Association of Corporate Directors (NACD) recognized him as a NACD Governance Fellow in 2017. Mr. Clark graduated cum laude from the University of Pennsylvania with a Bachelor of Arts in Economics and earned a Masters of Business Administration in Finance and Economics with Distinction (top 10%) from New York University’s Stern School of Business.

Jacqueline A. Dedo, Director

Ms. Dedo has over 30 years of global automotive, off highway, industrial and aftermarket experience. She has held various leadership positions at Piston Group, Dana Holding Corp., Motorola and Robert Bosch Corporation, among others, and has a proven background in managing full P&L responsibilities for major business units and entire companies responsible for up to $2 billion in revenue. In 2015, Ms. Dedo co-founded Aware Mobility LLC, which is focused on the development, investing, partnering and application of both electrified propulsion and connectivity tools, platforms and applications. Ms. Dedo received a Bachelor of Science, Electrical Engineering from Kettering University and holds a number of board positions including Cadillac Products, Kettering University and Detroit Science Center.

Pamela S. Mader, Director

Ms. Mader brings over two decades of automotive industry experience, with a proven track record in leading Fortune 100 manufacturing organizations as well as supporting the growth of emerging growth companies through various business advisory services. Since June 2018, Ms. Mader has served as VP Belcan Consulting Services for Belcan Engineering, Consulting, and Technical Services, LLC. From 2012 through 2018, Ms. Mader held various positions with Allegiant International, LLC. From 1994 through 2010, Ms. Mader held various positions with General Motors including Plant Manager of various General Motors assembly operations. Ms. Mader received a Bachelor of Science, Organizational Leadership from Purdue University and serves as a Board Member for Purdue University, College of Polytechnic.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s common stock present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

PROPOSAL NO. 2

TO APPROVE, FOR PURPOSES OF NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF THE MAXIMUM NUMBER OF SHARES OF OUR COMMON STOCK ISSUABLE IN CONNECTION WITH THE POTENTIAL FUTURE (A) CONVERSION OF THE NOTE ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENT, DATED JUNE 30, 2020, BY AND BETWEEN THE COMPANY AND HT INVESTMENTS MA LLC, AND (B) DELIVERY OF SHARES OF COMMON STOCK IN LIEU OF CASH PAYMENTS OF INTEREST AND PRINCIPAL ON THE NOTE.

We are asking our stockholders to approve the issuance the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion the Note and (B) delivery of shares of common stock in lieu of cash payments of interest and principal on the Note, issued pursuant to the Purchase Agreement, as disclosed in this Proxy Statement and in Appendices A through C to this Proxy Statement.

Please read the Transaction Documents (as defined below) and all of the exhibits and schedules thereto in their entirety, as the discussion below is only a summary.

Background

On June 30, 2020, Workhorse Group Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”), with HT Investments MA LLC (the “Investor”) pursuant to which the Company agreed to issue and sell, in a registered public offering by the Company directly to the Investor (the “Registered Direct Offering”), a senior secured convertible note for the principal amount of $70,000,000 (the “Note”) that is convertible into shares of the Company’s Common Stock, par value of $0.001 per share (the “Common Stock”). The closing of the Registered Direct Offering took place on July 16, 2020.

The Note is a senior secured obligation of the Company, ranks pari passu with the Company’s outstanding senior secured note and senior to all unsecured debt of the Company, and will be due on July 1, 2023. The Note bears interest at 4.50% per annum, paid quarterly commencing October 1, 2020 in cash or, subject to certain conditions, freely saleable shares of Common Stock, at the Company’s option. Any shares issued for such interest payment will be valued at the Market Stock Payment Price (as defined in the Purchase Agreement). The conversion price is $19.00, subject to customary anti-dilution adjustments and adjustments for certain corporate events. If the Company elects to repay principal on the Note for any reason, it will be required to pay 110% of the amount of principal repaid (the “Repayment Price”). On the first day of each month beginning after October 1, 2020 (an “Early Redemption Date”), the Investor may require us to redeem up to $3.5 million principal amount of the Note at the Repayment Price (each a “Redemption Payment”). Any unused Redemption Payment capacity may be used by the Investor on any future Early Redemption Date. The Company can elect to pay any Redemption Payment in cash or, subject to certain conditions, in freely saleable shares of Common Stock, or a combination thereof. Any shares issued for such Redemption Payment will be valued at the Market Stock Payment Price. The Company may redeem all (or any portion in excess of $8,000,000) of the Note at any time at the greater of (a) 115% of the conversion value, calculated based on the highest VWAP during the period beginning 30 days prior to such redemption and ending the day prior to the redemption date, or (b) 105% of the Repayment Price, in each case plus accrued and unpaid interest. Any redemption amount above the Repayment Price can, subject to certain conditions, be paid in shares valued at the Market Stock Payment Price at the Company’s option.

The Registered Direct Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-237920), which was declared effective by the Securities and Exchange Commission on May 8, 2020, including the prospectus contained therein, as well as a prospectus supplement filed with the SEC in connection with the Registered Direct Offering.The description of the terms and conditions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, which are filed as an exhibit to this Form 8-K.

No party may convert all or a portion of the Note if either (i) as a result of the conversion, the holder and its affiliates would beneficially own in excess of 4.99% of the shares of our common stock; or (ii) prior to our stockholders approving of the issuance of the shares issuable pursuant to the Note, the shares of our common stock issued as a result of the conversion would equal 20% of the shares of our common stock then outstanding. However, upon proper notice to us, the holder may increase the limit of beneficially owned shares of our common stock from 4.99% to any amount up 9.99% of the shares of our common stock.

The Company agreed to use best efforts to obtain shareholder approval, for purposes of NASDAQ Listing Rule 5635(d), of the issuance of the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of the Note and (B) delivery of shares of common stock in lieu of cash payments of interest and principal on the Note.

The full text of the Purchase Agreement is attached as Appendix A to this proxy statement.

If the Transaction is approved, the Company will have the ability to issue such additional shares when needed to comply with its requirements under the Purchase Agreement.

Considerations for Entering into the Purchase Agreement

Prior to entering into the Purchase Agreement, our Board of Directors considered, among other things, the following factors:

●	the current financial and operating condition of the Company and the enhanced liquidity that the Company would receive from issuing the Securities; and

●	fairness of the conversion terms with respect to Note, including but not limited to the initial conversion price of the Note, which is greater than the closing price of our common stock as of June 30, 2020, the day on which the Company enttered into the Purchase Agreement. (as reflected on NASDAQ.com).

After considering each of the foregoing, we believe that that the Purchase Agreement and the transactions contemplated thereby, including the issuance of the Note and the conversion terms thereof, are fair to our stockholders. In addition, we believe that and the proceeds from the Purchase Agreement will enable us to pursue our business strategy.

NASDAQ Listing Rule 5635(d)

Pursuant to NASDAQ Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of NASDAQ Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of common stock (which for purposes of this calculation, includes issued and outstanding shares of our voting common stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on NASDAQ.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of common stock (as reflected on NASDAQ.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of NASDAQ Listing Rules 5635(b) and 5635(d).

As described more fully below, the Note is convertible into common stock at a 131% premium to market price on June 29, 2020, subject to adjustment for certain corporate events. Each of the foregoing conversion and exercise prices is subject to certain price-based anti-dilution adjustments that may reduce such conversion or exercise price to below the Minimum Price. In addition, under certain circumstances, payments of interest and principal in the form of common stock may be made at an affective price that is below Market Price. Accordingly, stockholder approval is required before such conversion, issuance of shares in lieu of cash payment of interest or principal or exercise can be permitted to result in a 20% Issuance.

Reasons for Stockholder Approval

Our Board of Directors believes that Stockholder Approval is desirable for the following reasons: The Board has determined that the ability to issue shares of common stock in connection with the (A) conversion of the Note and (B) in lieu of cash payments of interest and principal on the Note issued pursuant to the Securities Purchase Agreement, dated June 30, 2020, by and between the Company and HT Investments MA LLC is in the best interests of the Company and its stockholders because the payment of interest and principal in shares of common stock, and the right of the holder to convert the Note, allows the Company to preserve liquidity for other corporate purposes, including the payment of costs and expenses necessary for filling our existing backlog, sales and marketing efforts and research and development.

Description of the Note

The Note is a senior obligation of the Company. The Note will be limited in aggregate principal amount to $70,000,000.

The entire principal amount of the Note will mature and become due and payable, together with any accrued and unpaid interest, on July 1, 2023, unless earlier redeemed, repurchased or converted. The Note is not subject to any sinking fund provision.

Ranking

The Note is effectively senior to all unsecured indebtedness of the Company to the extent of the collateral securing the Note, as well as senior to any subordinated indebtedness. Aside from the foregoing, the Note will rank pari passu with all other senior indebtedness of the Company, including the 2022 Note. Under certain circumstances, the holder of the Note may be required to release its lien on our collateral securing the obligations under the Note to permit the Company to consummate certain financings. See “Security” below.

Selling Price and Repayment Price

We sold the Note at an issue of 98.57% of its principal amount, and when we repay the principal of the Note for any reason, we will be required to pay 110% of the principal amount repaid (the “Repayment Price”), plus any accrued interest and applicable premiums.

Security

Our obligations under the Note will be secured by a first priority lien on substantially all our assets, other than certain assets the holder has agreed to exclude from the collateral (the “Collateral”). In the event we consummate a “Traditional Working Capital Facility” (as defined below), the liens on cash and cash equivalents, accounts receivable, and inventory securing our obligations under the Note will be subordinated to any liens securing our obligation under the Traditional Working Capital Facility.

Interest

The Note will bear interest at the rate of 4.50% per year from the date of original issuance. In the event an “Event of Default” (as defined below) has occurred and remains uncured, the Note will bear default interest at the rate of 18.00% per year.

Interest is payable quarterly in arrears, beginning October 1, 2020, calculated on the basis of a 360-day year of twelve 30-day months.

We may, at our option, make payments of interest due in shares of our common stock, subject to the satisfaction of the “Equity Conditions” (as defined below). If we make any interest payment in shares, we will be required to deliver a number of shares equal to (i) the amount of such interest payment divided by (ii) the “Market Stock Payment Price” (as defined below).

Redemption

Redemption at the Option of the Holder

Beginning on October 1, 2020, the holder of the Note may require us to redeem up to $3.50 million principal amount of the Note (the “Maximum Monthly Redemption Amount”) payable at the Repayment Price on the first calendar day of each month (each, an “Early Redemption Date”).

To the extent the holder of the Note does not require redemption of the full Maximum Monthly Redemption Amount on any Early Redemption Date, the holder may require us to redeem such unredeemed principal amount on a subsequent Early Redemption Date. Upon our mutual agreement with the holder of the Note, we may agree to increase any single Redemption Payment. At our option, we may elect to pay any Redemption Payment in cash or, subject to the Equity Conditions, in shares of our common stock, or a combination thereof. The number of shares issued for such Redemption Payment will be calculated using the Market Stock Payment Price.

Redemption at the Option of the Company

We may redeem all or any portion of the note in excess of $8.00 million of the Note at any time for the greater of (a) 115% of the conversion price (as described under “—Conversion Rights—”) or (b) 105% of the Repayment Price, in each case plus accrued and unpaid interest. Any redemption amount above the Repayment Price can, subject to the Equity Conditions, be paid in shares calculated using the Market Stock Payment Price. Prior to our delivery of redemption notice to the holder, we must disclose on Form 8-K all information that would be required to be disclosed prior to a registered equity offering.

Repurchase of the Note upon a Fundamental Change or Event of Default

The holder of the Note will have the right to require us to repurchase the Note at (a) 115% of the conversion value or (b) of the Repayment Price, in each case plus accrued and unpaid interest, if any of the following occur:

●	any person or group (within the meaning of Section 13(d)(3) of the Exchange Act), other than us or our wholly-owned subsidiaries, files any report with the SEC indicating that such person or group has become the direct or indirect beneficial owner of the majority of our common stock;

●	the consummation of any sale, lease or other transfer of all or substantially all of our assets, or any transfer or transaction which results in effectively the same;

●	the approval by our stockholders of a plan or proposal to liquidate or dissolve us; or

●	our common stock ceases to be listed on an “Eligible Exchange” (as defined below).

At the holder’s sole discretion, the holder may require us to redeem the Note in lieu of repurchase in exchange for shares of our common stock valued at the Market Stock Payment Price.

Conversion Rights

General

The conversion rate will initially be 52.6316 shares of common stock per $1,000 principal amount of the Note (equivalent to an initial conversion price of approximately $19.00 per share of common stock). The conversion rate with respect to the notes and the conversion price for notes in effect at any given time are referred to as the “applicable conversion rate” and the “applicable conversion price”, respectively, and will be subject to adjustment as described below. The applicable conversion price at any given time will be computed by dividing $1,000 by the applicable conversion rate at such time.

Forced Conversion

At any time and from time to time if (1) the “Daily VWAP” (as defined below) per share of our common stock exceeds 150% of the conversion price on each of 15 consecutive trading days beginning after the day on which we issue the Notes; and (2) the Equity Conditions are satisfied on each of such 15 consecutive trading days (together the “Forced Conversion Conditions”), then we may elect to convert the entire Principal Amount of the Note into shares of our common stock; provided that we will not be permitted to complete such conversion if the Forced Conversion Conditions cease to be satisfied on any trading day between the time we notify the holder of the forced conversion and the time we consummate the conversion.

Conversion Rate Adjustments

The applicable conversion rate, as provided in the Note, is subject to adjustment as a result of the following events:

●	our issuance of a common stock dividend;

●	our splitting or combining of shares of common stock;

●	our issuance of rights options or warrants, entitling the holder, for a period of not more than 60 days, to purchase shares of common stock at a price less than the average of the closing shares price per share of common stock for the 10 trading days ending on the trading day before such distribution is announced

●	our distribution of capital stock, evidence of indebtedness or other assets or property of ours, or other rights, options or warrants to acquire capital stock or other securities of ours;

●	our distribution of capital stock as the result of the spinning off of a Subsidiary (as defined below) or affiliate;

●	our distribution of cash dividends; or

●	our payment in respect of a tender or exchange offer for shares of our common stock;

The conversion consideration, as provided in the Note, is also subject to adjustment as a result of the following events:

●	certain recapitalizations or reclassifications of our common stock;

●	certain consolidations, mergers, combinations or binding or statutory share exchanges involving us; or

●	sale, lease or other transfer of all or substantially all of our assets.

Limitations on Conversion

No party may convert all or a portion of the Note if either (i) as a result of the conversion, the holder and its affiliates would beneficially own in excess of 4.99% of the shares of our common stock; or (ii) prior to our stockholders approving of the issuance of the shares issuable pursuant to the Note, the shares of our common stock issued as a result of the conversion would equal 20% of the shares of our common stock then outstanding. However, upon proper notice to us, the holder may increase the limit of beneficially owned shares of our common stock from 4.99% to any amount up 9.99% of the shares of our common stock.

Certain Covenants

Limitation on Indebtedness

The Note requires that we do not and do not permit any of the subsidiaries identified in the Note (the “Subsidiaries”) to:

●	create, incur, assume, guarantee or be or remain liable with respect to any indebtedness, other than “Permitted Indebtedness” (as defined below);

●	prepay any indebtedness except by converting the indebtedness into equity or refinancing the entire amount of the indebtedness on terms permitted by the Note; or

●	amend the terms of any debt owed in such a way as to shorten the maturity date or impose additional burdens on us.

Permitted Indebtedness includes:

●	indebtedness under the Note;

●	certain indebtedness existing on the date the Note is issued;

●	indebtedness of up to $5,000,000 outstanding at any time secured by a “Permitted Lien” (as defined below), provided such indebtedness does not exceed the cost of the equipment and related expenses financed with such indebtedness;

●	indebtedness to trade creditors incurred in the ordinary course of business, including indebtedness incurred in the ordinary course of business with corporate credit cards;

●	indebtedness that also constitutes a “Permitted Investment” (as defined below);

●	our subordinated indebtedness, but not subordinated indebtedness of our subsidiaries;

●	reimbursement obligations in connection with letters of credit or similar instruments that are secured by cash or cash equivalents and issued on behalf of us or our subsidiaries in an aggregate amount not to exceed $500,000 at any time then outstanding;

●	our other unsecured indebtedness, so long as such indebtedness does not have a final maturity date, amortization payment, sinking fund, mandatory redemption or other repurchase obligation or put right at the option of the lender or holder of such indebtedness earlier than one hundred eighty-one days following the maturity date of the Note, or any other material terms more favorable to the holder of such indebtedness than the Note, including applicable interest rates;

●	indebtedness in respect of a Traditional Working Capital Facility in aggregate amount not to exceed $100,000,000;

●	contingent obligations that are guarantees of Permitted Indebtedness; and

●	extensions, refinancings and renewals of any items of the items above (other than any indebtedness repaid with the proceeds of the Note), provided that the principal amount is not increased or the terms modified to impose materially more burdensome terms upon us or our subsidiaries, as the case may be, and provided further, that if the lender of any such proposed extension, refinancing or renewal of Permitted Indebtedness incurred hereunder is different from the lender of the Permitted Indebtedness to be so extended, refinanced or renewed then, in addition to the foregoing proviso, such Permitted Indebtedness shall also not have a final maturity date, amortization payment, sinking fund, mandatory redemption or other repurchase obligation earlier than one hundred eighty-one days following the maturity date of the Note.

Limitation on Liens

The Note requires that we will not, and will not permit the Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any lien of any kind on any asset now owned or hereafter acquired, other than the following “Permitted Liens”:

●	liens in favor of holder of the Note;

●	certain liens existing on the date the Note is issued;

●	liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; provided, that we maintain adequate reserves therefor in accordance with GAAP;

●	liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other similar persons arising in the ordinary course of business; provided, that the payment thereof is not yet required;

●	liens arising from judgments, decrees or attachments in circumstances which do not constitute a default under the Purchase Agreement;

●	the following deposits, to the extent made in the ordinary course of business: (i) deposits under workers’ compensation, unemployment insurance, social security and other similar laws, or (ii) to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or (iii) to secure statutory obligations (other than liens arising under ERISA or environmental liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;

●	liens on equipment or software or other intellectual property constituting purchase money liens and liens in connection with capital leases securing indebtedness up to $5,000,000;

●	leasehold interests in leases or subleases and licenses granted in the ordinary course of our business and not interfering in any material respect with the business of the licensor;

●	liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due; liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such liens extend only to such insurance proceeds and not to any other property or assets);

●	statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms;

●	easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business, so long as they do not materially impair the value or marketability of the related property;

●	liens on cash or cash equivalents securing obligations to trade creditors for reimbursement of obligations in connection with letters of credit;

●	liens securing obligations under a Traditional Working Capital Facility; and

●	liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above; provided, that any extension, renewal or replacement lien will be limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase.

Limitation on Investments

The Note requires that we do not directly or indirectly acquire or own, or make any investment in or to any Person (as defined in the Note), or permit any of our Subsidiaries to do so, other than the following permitted investments (each a “Permitted Investment and collectively, the “Permitted Investments”):

●	certain investments existing on the date the Note is issued;

●	investments which take the form of: marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof, commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, certificates of deposit issued by any bank with assets of at least $500,000,000 maturing no more than one year from the date of investment therein, and money market accounts;

●	investments accepted in connection with “Permitted Transfers” (as defined below);

●	investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of our business;

●	investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers in the ordinary course of business and consistent with past practice, provided that this subparagraph shall not apply to investments by us in any Subsidiary;

●	investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of our capital stock pursuant to employee stock purchase plans or other similar agreements approved by our board of directors; investments consisting of travel advances in the ordinary course of business; or investments in wholly-owned Subsidiaries;

●	Permitted Intellectual Property Licenses (as defined below); and

●	additional investments that do not exceed $50,000 in the aggregate in any twelve-month period.

Limitation on Distributions

The Note requires that we do not, and do not permit any Subsidiary to:

●	repurchase or redeem any class of stock other than pursuant to employee, director or consultant repurchase plan, provided, however, that such repurchase or redemption price does not exceed the original consideration paid;

●	declare or pay any cash dividend or make a cash distribution on any class of stock or other equity interest, except that a subsidiary may pay dividends or make distributions to us or to our direct or wholly owned subsidiaries, or

●	lend money to any employees, officers or directors, or guarantee the payment of any such loans granted by a third party in excess of $50,000.

Limitation on Transfers

The Note requires that we do not, and do not permit the Subsidiaries to, transfer, sell, lease, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of its assets, other than Permitted Transfers and Permitted Investments.

“Permitted Transfers” include:

●	dispositions of inventory sold, and certain permitted intellectual property licenses, in each case, in the ordinary course of business,

●	dispositions of worn-out, obsolete or surplus property at fair market value in the ordinary course of business;

●	dispositions of accounts or payment intangibles (each as defined in the New York Uniform Commercial Code) resulting from the compromise or settlement thereof in the ordinary course of business for less than the full amount thereof;

●	transfers consisting of certain Permitted Investments in our wholly-owned Subsidiaries; and

●	other transfers of assets to any Person other than to a joint venture and which have a fair market value of not more than fifty thousand dollars ($50,000) in the aggregate in any fiscal year.

Limitation on Transaction with Affiliates

The Note requires that we do not enter into, renew, extend, or be a party to, any transaction or series of related transactions with any affiliate nor permit our subsidiaries to do the same, unless the transaction or transactions are for fair consideration and on terms no less favorable than would be obtainable in a comparable arm’s length transaction.

Minimum Liquidity

We are required to maintain at all times liquidity calculated as unrestricted, unencumbered cash and cash equivalents in one or more deposit accounts located in the United States and subject to control agreements in favor of the collateral agent in a minimum amount of $4,000,000.

Other Covenants

We are required to:

●	hire and cooperate with an independent investigator to investigate potential breaches of the terms of the Note in connection with default and Event of Default under the Note;

●	maintain our corporate existence and the rights and licenses required to do our business, as well as the rights and licenses of our subsidiaries to do the same;

●	not engage in any material line of business substantially different from those lines of business conducted by or publically contemplated to be conducted by the Company as of the issue date;

●	maintain and preserve all of our properties, which are necessary or useful in the proper conduct of our business, in good working order and condition and cause our subsidiaries to do the same;

●	take all action necessary and advisable to maintain our intellectual property rights and cause our subsidiaries to do the same; and

●	maintain insurance with responsible and reputable insurance companies or associations with respect to our properties and business in such amounts covering such risks as is required by any governmental agency having jurisdiction over us and cause our subsidiaries to do the same.

Default

The holder of the Note may, after the occurrence of an Event of Default, after the passage of the periods of time described below and after giving appropriate notice to us, accelerate the amounts then owing under the Note at the Event of Default Acceleration Amount as set forth in the Note. We will also in certain circumstances in accordance with the Note, increase the conversion rate for a specified period of time in connection with an Event of Default. An “Event of Default” means the occurrence of any of the following:

●	a default in the payment when due of any principal, repurchase or redemption amount due under the Note;

●	a default for 2 business days in the payment when due of interest on the Note;

●	a default in our obligation to convert the Note upon the exercise of the conversion right with respect thereto or upon Forced Conversion;

●	a default in our obligation to deliver a notice of a Fundamental Change, and such default continues for 3 business days;

●	a materially false or inaccurate certification (including a false or inaccurate deemed certification) by us (A) that the Equity Conditions are satisfied, (B) that there has been no failure of the Equity Conditions, or (C) as to whether any Event of Default has occurred;

●	certain defaults in the performance of any of our obligations or agreements under the Note or other transaction documents, or a breach of any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) of the Purchase Agreement; provided, however, that if such default or breach can be cured, then such default or breach will not be an Event of Default unless we have failed to cure such default within 10 days after its occurrence;

●	any provision of any Transaction Document (as defined in the Note) at any time for any reason (other than pursuant to the express terms thereof) ceases to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof is contested, directly or indirectly, by us or any of our Subsidiaries, or a proceeding is commenced by us or any of our Subsidiaries or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof;

●	a breach of any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) of any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of 5 consecutive Trading Days (as defined in the Note);

●	at any time, the Note or any shares of our common stock issuable upon conversion of the Note are not freely tradable;

●	we fail to use best efforts to obtain the requisite stockholder approval, required under NASDAQ Listing Standard Rule 5635(d), prior to November 25, 2020;

●	we fail to comply with the minimum liquidity covenant set forth above;

●	the suspension from trading or failure of our common stock to be trading or listed on an Eligible Exchange for a period of 10 consecutive Trading Days;

●	any breach or default by us under any Transaction Document, except, in the case of a breach of a covenant or other term or condition that is curable, only if such breach remains uncured for a period of 10 consecutive days;

●	a default by us or the Subsidiaries with respect to any one or more mortgages, agreements or other instruments under which there is outstanding, or by which there is secured or evidenced, any indebtedness for money borrowed of at least $250,000 (or its foreign currency equivalent) in the aggregate of us or any of our Subsidiaries, whether such indebtedness exists as of the Issue Date or is thereafter created, and whether such default has been waived for any period of time or is subsequently cured, except for capital leases;

●	one or more final judgments, orders or awards (or any settlement of any litigation or other proceeding that, if breached, could result in a judgment, order or award) for the payment of at least $250,000 (or its foreign currency equivalent) in the aggregate (excluding any amounts covered by insurance pursuant to which the insurer has been notified and has not denied coverage), is rendered against us or the Subsidiaries and remains unsatisfied and (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement or (ii) there shall be a period of 10 consecutive Trading Days after entry thereof during which (A) a stay of enforcement thereof is not in effect or (B) the same is not vacated, discharged, stayed or bonded pending appeal;

●	we fail to timely file our quarterly reports on Form 10-Q or its annual reports on Form 10-K with the Commission in the manner and within the time periods required by the Exchange Act, or we withdraw or restate any such quarterly report or annual report previously filed with the Commission;

●	any Security Document (as defined in the Note) shall for any reason fail or cease to create a separate valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien (as defined in the Note) on the Collateral in favor of the Collateral Agent (as defined in the Note) or any material provision of any Security Document shall at any time for any reason cease to be valid and binding on or enforceable against us or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by us or any governmental authority having jurisdiction over us, seeking to establish the invalidity or unenforceability thereof;

●	any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than 15 consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Company or any Subsidiary, if any such event or circumstance could have a Material Adverse Effect (as defined in the Purchase Agreement);

●	we fail to remove any restrictive legend on any certificate or any shares of our common stock issued to the holder upon conversion or exercise (as the case may be) of any Securities (as defined in the Purchase Agreement) acquired by the holder under the Purchase Agreement (including the Note) as and when required by such Securities or the Purchase Agreement, unless otherwise then prohibited by applicable federal securities laws, and any such failure remains uncured for at least 5 trading days;

●	we or any of our significant Subsidiaries, pursuant to or within the meaning of any Bankruptcy Law, either:

(1)	commences a voluntary case or proceeding;

(2)	consents to the entry of an order for relief against it in an involuntary case or proceeding;

(3)	consents to the appointment of a custodian of it or for any substantial part of its property;

(4)	makes a general assignment for the benefit of its creditors;

(5)	takes any comparable action under any foreign Bankruptcy Law; or

(6)	generally is not paying its debts as they become due; or

●	a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that either:

(1)	is for relief against us or any of our Significant Subsidiaries in an involuntary case or proceeding;

(2)	appoints a custodian for us or any of the significant Subsidiaries, or for any substantial part of the property of us or any of our Significant Subsidiaries;

(3)	orders the winding up or liquidation of us or any of our Significant Subsidiaries; or

(4)	grants any similar relief under any foreign Bankruptcy Law,

and, such order or decree remains unstated and in effect for at least 30 days.

Certain Definitions

For purposes of this Description of the Note, the following terms shall be defined as follows:

“Daily VWAP” means for any trading day, the per share volume-weighted average price of our common stock as displayed under the heading “Bloomberg VWAP” on Bloomberg page “WKHS <EQUITY> VAP” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such trading day (or, if such volume-weighted average price is unavailable, the market value of one share of our common stock on such trading day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm selected by the Company). Daily VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session.

“Eligible Exchanges” means any of The New York Stock Exchange, The NASDAQ Capital Market, The NASDAQ Global Market or The NASDAQ Global Select Market (or any of their respective successors).

“Equity Conditions” will be deemed to be satisfied on any date when on such date and on the previous 20 trading days, (i) shares issuable upon conversion of the Note are freely tradable; (ii) the holder is not in possession of any material non-public information provided by or on behalf of us; (iii) there is no Limitation on Conversion; (iv) there are sufficient reserve shares; (v) no public announcement of a fundamental change has occurred that has not been abandoned, terminated, or consummated; (vi) the Daily VWAP per share of our common stock is not less than $4.00 (subject to adjustment); (vii) daily reported trading volume is not less than $1,500,000; and (viii) no Event of Default has occurred nor is continuing.

“Market Stock Payment Price” means an amount equal ninety percent (92.5%) of the lesser of (i) the Daily VWAP per share of our common stock on the trading date immediately prior to such payment or redemption date, as applicable, and (ii) the average of the Daily VWAPs per share of our common stock of the lowest 2 trading days during the five day trading period ending on, (x) with respect to an interest payment, fundamental change, or company redemption, the trading day immediately prior to the relevant payment or redemption date, as applicable, (y) with respect to an early redemption stock payment date, such redemption date;

“Permitted Intellectual Property Licenses”; means intellectual property (i) licenses in existence at the issue date, including those listed on the schedules to the Security Agreement and (ii) non-perpetual licenses granted in the ordinary course of business on arm’s length terms consisting of the licensing, development or support of technology, so long as not entered into during the continuance of an Event of Default; and

“Traditional Working Capital Facility” means any working capital facility consisting of non-convertible debt (or similar instruments) resulting in net proceeds to us of no less than $30,000,000 with (i) an annual interest no greater than LIBOR plus 8.00%, (ii) no redemption provisions prior to the maturity date of the Note, (iii) no original issue discount, (iv) no make-whole interest or payments and (v) the purpose of which is to fund working capital for truck production.

Required Vote

Our stockholders may vote “for” or “against” or “abstain” from voting on the following resolution regarding the Note. To be approved, this proposal will require the affirmative vote of a majority of the votes cast on the proposal. If we do not receive the affirmative vote of a majority of the votes cast on the proposal, then Investor may be unable to convert or exercise the Note or Warrants, causing a breach of the Company’s obligations under the Purchase Agreement. Based on the foregoing, we ask our stockholders to approve the following resolution at the Annual Meeting:

“RESOLVED, that stockholders of Workhorse Group Inc. approve the issuance of the maximum number of shares of our common stock issuable in connection with the potential future (a) conversion of the Note issued pursuant to the Securities Purchase Agreement, dated June 30, 2020, by and between the Company and HT Investments MA LLC, and (b) delivery of shares of common stock in lieu of cash payments of interest and principal on the Note.”

This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes and abstentions will have no effect on this proposal.

For the reasons stated above, our Board believes that approval of this proposal is in our best interests and the best interests of our stockholders.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE “FOR” THE ISSUANCE OF THE MAXIMUM NUMBER OF SHARES OF OUR COMMON STOCK ISSUABLE IN CONNECTION WITH THE POTENTIAL FUTURE (A) CONVERSION OF THE NOTE ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENT, DATED JUNE 30, 2020, BY AND BETWEEN THE COMPANY AND HT INVESTMENTS MA LLC, AND (B) DELIVERY OF SHARES OF COMMON STOCK IN LIEU OF CASH PAYMENTS OF INTEREST AND PRINCIPAL ON THE NOTE.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The audit committee of our board of directors has appointed Grant Thornton LLP (“GT”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2020.

At the Annual Meeting, stockholders will be asked to ratify the appointment of GT as our independent registered public accounting firm for the year ending December 31, 2020. Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or other applicable legal requirements. However, our board of directors submits the appointment of GT to our stockholders for ratification as a matter of good corporate governance. If this appointment is not ratified by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote, the appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during the fiscal year ending December 31, 2020 if our audit committee believes that such a change would be in the best interests of the Company and its stockholders. A representative of GT is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees

Grant Thornton LLP’s fees for audit and review of the Annual Report on Form 10-K for the fiscal years ended December 31, 2019 and 2018 and the Quarterly Reports on Form 10-Q, compliance with the Sarbanes-Oxley Act of 2002 and related estimated expenses were $285,170 and $233,965, respectively..

Audit-Related Fees

The total fees paid to Grant Thornton LLP by Workhorse for the fiscal year ended December 31, 2019 for services provided in connection with various registration statements and related expenses were $22,357.

Tax Fees

The Company did not pay tax fees to Grant Thornton LLP for the years ended December 31, 2019 and 2018

All Other Fees

Workhorse did not pay any fees to Grant Thornton LLP for the fiscal year ended December 31, 2019.

The current policy of the directors, acting as the audit committee, is to approve the appointment of the principal auditing firm and any permissible audit-related services. The audit and audit related fees include fees for the annual audit of the financial statements and review of financial statements included in 10Q filings. Fees charged by Grant Thornton LLP were approved by the Board with engagement letters signed by Gerald Budde, Audit Committee Chairman.

The Audit Committee is responsible for the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent auditor. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by the auditor. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by the auditor which are not encompassed by the Audit Committee’s annual pre-approval and are not prohibited by law. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, on a case-by-case basis, non-audit services to be performed by the auditor. The Audit Committee has approved all audit and permitted non-audit services performed by the auditor for the year ended December 31, 2019.

Required Vote

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2020.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Transactions with Related Persons

The Company obtains its property and casualty insurance through Assured Partners NL, LLC (“Assured”), which one of our directors, Gerald Budde, is Eastern Region Chief Financial Officer of AssuredPartners, Inc. The placement of insurance was completed by an agent outside of the Eastern Region and Mr. Budde did not participate in any decisions about insurance, nor was he paid any portion of the brokerage fee. Assured Partners LP received revenue of approximately $86,000 on insurance policies totaling approximately $750,000 in premiums in 2019.

Other than noted above, at no other time during the last two fiscal years has any executive officer, director or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serves as a trustee or in a similar capacity or has a substantial beneficial interest been indebted to the Company or was involved in any transaction in which the amount exceeded $120,000 and such person had a direct or indirect material interest.

Procedures for Approval of Related Party Transactions

Our Board of Directors is charged with reviewing and approving all potential related party transactions. All such related party transactions must then be reported under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

Annual Reports on Form 10-K

Additional copies of Workhorse’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 may be obtained without charge by writing to the Chief Financial Officer, Workhorse Group Inc., 100 Commerce Drive, Loveland, Ohio 45140. Workhorse’s Annual Report on Form 10-K can also be found on Workhorse’s website: www.workhorse.com.

Stockholders Proposals for the 2021 Annual Meeting.

Stockholder proposals intended to be presented at the Company’s 2021 annual meeting must be received by the Company no later than April 12, 2021 (pursuant to Rule 14a-8 of the Exchange Act, 120 days before the anniversary of the prior year’s mailing date) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. Proposals should be addressed to Workhorse Group Inc., Attn. Chief Financial Officer, 100 Commerce Drive, Loveland, Ohio 45140.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2021 annual meeting, the federal securities laws require stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act) be given no less than 45 days in advance of the one year anniversary date of the date on which the Company first sent its proxy materials for the immediately preceding annual meeting. Accordingly, with respect to the Company’s 2021 annual meeting of stockholders, notice must be provided to Workhorse Group Inc., Attn. Chief Financial Officer, 100 Commerce Drive, Loveland, Ohio 45140 no later than June 26, 2021. If a stockholder fails to provide timely notice of a proposal to be presented at the 2020 annual meeting, the chair of the meeting will declare it out of order and disregard any such matter.

Householding

Under SEC rules, only one annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, need be sent to any household at which two or more of our stockholders reside if they appear to be members of the same family and contrary instructions have not been received from an affected stockholder.  This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses for us.  Brokers with account holders who are our stockholders may be householding these materials.  Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, now or at any time in the future, you no longer wish to participate in householding and would like to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies of these documents at your address and would prefer that the communications be householded, you should contact us at greg.ackerson@workhorse.com or Gregory Ackerson, Controller, Workhorse Group Inc., 100 Commerce Drive, Loveland, Ohio 45140.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material. We have engaged Morrow Sodali to assist us in the solicitation of votes described above. We will bear the costs of the fees for the solicitation agent, which includes a fee of $10,000 and a fee of $6.50 per proxy solicitation call with our shareholders Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ Raymond Chess
Raymond Chess
Chairman of the Board of Directors

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ☐ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

Workhorse Group Inc.	As a shareholder of Workhorse Group Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on September 20, 2020.

INTERNET/MOBILE – https://www.proxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. ONLINE AT THE MEETING - You can vote at the meeting at www.virtualshareholdermeeting.com/WKHS2020.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS AND “FOR” PROPOSAL 2 AND PROPOSAL 3.

1. Election of Directors (1) Raymond Chess (2) Harry DeMott (3) H. Benjamin Samuels (4) Gerald B. Budde (5) Duane Hughes (6) Michael Clark (7) Jacqueline A. Dedo (8) Pamela S. Mader	FOR ☐ WITHHOLD ☐ FOR ☐ WITHHOLD ☐ FOR ☐ WITHHOLD ☐ FOR ☐ WITHHOLD ☐ FOR ☐ WITHHOLD ☐ FOR ☐ WITHHOLD ☐ FOR ☐ WITHHOLD ☐

2. Proposal To approve, for purposes of NASDAQ Listing Rule 5635(d), the issuance of the maximum number of shares of our common stock issuable in connection with the potential future (A) conversion of the Note issued pursuant to the Securities Purchase Agreement, dated June 30, 2020, by and between the Company and HT Investments MA LLC, and (B) delivery of shares of common stock in lieu of cash payments of interest and principal on the Note.

FOR     AGAINST      ABSTAIN
  ☐               ☐                    ☐

2. Proposal to ratify the appointment of GRANT THORNTON LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020.

FOR     AGAINST      ABSTAIN
  ☐               ☐                    ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature, if held jointly	Date	, 2020.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

☐ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ☐ PROXY

Workhorse Group Inc.

PROXY FOR ANNUAL MEETING TO BE HELD ON SEPTEMBER 21, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints Duane Hughes and Steve Schrader or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with the power to appoint his or her substitute, to represent and to vote all the shares of the common stock of Workhorse Group Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on, September 21, 2020, at 10:00 a.m., Eastern Time, and any adjournments thereof, subject to the directions indicated on the reverse side hereof. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the Annual Meeting will be held in a virtual meeting format at www.virtualshareholdermeeting.com/WKHS2020.

In their discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors and FOR Proposal 2 and Proposal 3.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(IMPORTANT — This Proxy must be signed and dated on the reverse side.)